                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           AIM COUNSELOR SERIES TRUST
                         AIM INTERNATIONAL MUTUAL FUNDS
                                AIM SECTOR FUNDS
                          AIM TREASURER'S SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     (5)  Total fee paid:


          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------

     (3)  Filing Party:


          ----------------------------------------------------------------------

     (4)  Date Filed:


          ----------------------------------------------------------------------

               AIM COUNSELOR SERIES TRUST                     AIM INTERNATIONAL MUTUAL FUNDS
                 AIM FLOATING RATE FUND                        AIM ASIA PACIFIC GROWTH FUND
                 AIM MULTI-SECTOR FUND                           AIM EUROPEAN GROWTH FUND
           AIM SELECT REAL ESTATE INCOME FUND               AIM GLOBAL AGGRESSIVE GROWTH FUND
                AIM STRUCTURED CORE FUND                          AIM GLOBAL GROWTH FUND
               AIM STRUCTURED GROWTH FUND                   AIM INTERNATIONAL CORE EQUITY FUND
               AIM STRUCTURED VALUE FUND                      AIM INTERNATIONAL GROWTH FUND

                    AIM SECTOR FUNDS                           AIM TREASURER'S SERIES TRUST
                    AIM ENERGY FUND                                 PREMIER PORTFOLIO
              AIM FINANCIAL SERVICES FUND                      PREMIER TAX-EXEMPT PORTFOLIO
            AIM GOLD & PRECIOUS METALS FUND              PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                    AIM LEISURE FUND
                  AIM TECHNOLOGY FUND
                   AIM UTILITIES FUND


                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                               December 28, 2007

Dear Shareholder:


     Each of AIM Counselor Series Trust, AIM International Mutual Funds, AIM Sector Funds and AIM Treasurer's Series Trust (each, a "Trust") will hold a Special Meeting of Shareholders on February 29, 2008, in Houston, Texas. The purpose of the Meeting is to vote on important proposals affecting the funds listed above (the "Funds"). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.


     The Boards of Trustees (each, a "Board" and together, the "Boards") for the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     The Boards are requesting that you:

          1. Elect 13 trustees to the Board of Trustees of each Trust, each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

          3. Approve changing certain fundamental investment restrictions of certain of the Funds to provide the Funds with more investment flexibility.

          4. Approve changing AIM Financial Services Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

          5. Approve making the investment objective(s) of certain of the Funds non-fundamental.

          6. Approve an amendment to the Trusts' Agreements and Declarations of Trust that would permit each Board to terminate a Trust, a Fund or a share class without a shareholder vote.

          7. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.



Sincerely,


-s- Philip A. Taylor                                   -s- Karen Dunn Kelly

Philip A. Taylor                                       Karen Dunn Kelley
President and Principal Executive Officer,             President and Principal Executive Officer,
AIM Counselor Series Trust, AIM International          AIM Treasurer's Series Trust
Mutual Funds and AIM Sector Funds



                             YOUR VOTE IS IMPORTANT.

     Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

           AIM COUNSELOR SERIES TRUST                     AIM INTERNATIONAL MUTUAL FUNDS
             AIM FLOATING RATE FUND                        AIM ASIA PACIFIC GROWTH FUND
             AIM MULTI-SECTOR FUND                           AIM EUROPEAN GROWTH FUND
       AIM SELECT REAL ESTATE INCOME FUND               AIM GLOBAL AGGRESSIVE GROWTH FUND
            AIM STRUCTURED CORE FUND                          AIM GLOBAL GROWTH FUND
           AIM STRUCTURED GROWTH FUND                   AIM INTERNATIONAL CORE EQUITY FUND
           AIM STRUCTURED VALUE FUND                      AIM INTERNATIONAL GROWTH FUND

                AIM SECTOR FUNDS                           AIM TREASURER'S SERIES TRUST
                AIM ENERGY FUND                                 PREMIER PORTFOLIO
          AIM FINANCIAL SERVICES FUND                      PREMIER TAX-EXEMPT PORTFOLIO
        AIM GOLD & PRECIOUS METALS FUND              PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                AIM LEISURE FUND
              AIM TECHNOLOGY FUND
               AIM UTILITIES FUND


                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

     To the Shareholders of each of the series portfolios (each, a "Fund," and collectively, the "Funds") of AIM Counselor Series Trust, AIM International Mutual Funds, AIM Sector Funds and AIM Treasurer's Series Trust (each, a "Trust," and together, the "Trusts") listed above.

     The Boards of Trustees (each a "Board" and together, the "Boards") for the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     We cordially invite you to attend our Special Meetings of Shareholders to:

          1. Elect 13 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.


          2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.


          3. Approve changing certain fundamental investment restrictions of certain of the Funds.

          4. Approve changing AIM Financial Services Fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

          5. Approve making the investment objective(s) of certain of the Funds non-fundamental.

          6. Approve an amendment to the Trusts' Agreements and Declarations of Trust that would permit each Board to terminate a Trust, a Fund or a share class without a shareholder vote.

          7. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on November 30, 2007 are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment or postponement of the Special Meetings.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARDS ARE SOLICITING YOUR VOTE ON THE PROPOSALS SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.

                                        -s- John M. Zerr
                                        John M. Zerr
                                        Secretary

December 28, 2007

             AIM COUNSELOR SERIES TRUST                    AIM INTERNATIONAL MUTUAL FUNDS
               AIM FLOATING RATE FUND                       AIM ASIA PACIFIC GROWTH FUND
                AIM MULTI-SECTOR FUND                         AIM EUROPEAN GROWTH FUND
         AIM SELECT REAL ESTATE INCOME FUND              AIM GLOBAL AGGRESSIVE GROWTH FUND
              AIM STRUCTURED CORE FUND                         AIM GLOBAL GROWTH FUND
             AIM STRUCTURED GROWTH FUND                  AIM INTERNATIONAL CORE EQUITY FUND
              AIM STRUCTURED VALUE FUND                    AIM INTERNATIONAL GROWTH FUND

                  AIM SECTOR FUNDS                          AIM TREASURER'S SERIES TRUST
                   AIM ENERGY FUND                               PREMIER PORTFOLIO
             AIM FINANCIAL SERVICES FUND                    PREMIER TAX-EXEMPT PORTFOLIO
           AIM GOLD & PRECIOUS METALS FUND            PREMIER U.S. GOVERNMENT MONEY PORTFOLIO
                  AIM LEISURE FUND
                 AIM TECHNOLOGY FUND
                 AIM UTILITIES FUND


                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

                INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of AIM Counselor Series Trust, AIM International Mutual Funds, AIM Sector Funds and AIM Treasurer's Series Trust (each a "Trust," and together, the "Trusts") listed above (each a "Fund," and together, the "Funds") because the Boards of Trustees (the "Boards") of the Trusts are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments or postponements of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement provides you information about the business to be conducted at the Special Meetings. You do not need to attend the applicable Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     The Trusts intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about December 28, 2007, to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on November 30, 2007 (the "Record Date"), are entitled to vote their respective shares at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).



     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246. We will furnish such report(s) free of charge.


WHEN AND WHERE WILL THE SPECIAL MEETINGS BE HELD?


     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 on February 29, 2008, at 3:00 p.m., Central Time.


WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETINGS?


     Each of the proposals described in this proxy statement is designed to benefit the Funds and their shareholders. In general, the proposals seek to optimize the efficiency, flexibility and transparency of the operations of the Funds and the delivery of investment management services to the Funds, and to streamline the portfolio management operations of A I M Advisors, Inc. ("AIM") and its affiliates.

     The following table summarizes each proposal to be presented at the Special Meetings, the Funds whose shareholders the Boards are soliciting for each proposal and the page number on which the discussion of each proposal begins:

                 PROPOSAL                                AFFECTED FUNDS                PAGE NUMBER
                 --------                                --------------                -----------
1.  To elect trustees....................                  All Funds                         4
2.  To approve a new sub-advisory
     agreement between A I M Advisors,
     Inc. and various affiliated sub-
     advisers............................                  All Funds                        12
3.  To approve changing fundamental
     investment restrictions.............   AIM Energy Fund, AIM Financial Services         19
                                             Fund, AIM Gold & Precious Metals Fund,
                                              AIM International Core Equity Fund,
                                            AIM Leisure Fund, AIM Multi-Sector Fund,
                                            AIM Technology Fund, AIM Utilities Fund,
                                             Premier Portfolio, Premier Tax-Exempt
                                            Portfolio, Premier U.S. Government Money
                                                           Portfolio
4.  To approve changing AIM Financial
     Services Fund's sub-classification
     from "diversified" to "non-
     diversified" and eliminating a
     related fundamental investment
     restriction.........................         AIM Financial Services Fund               29
5.  To approve making investment
     objective(s) non-fundamental........   AIM Energy Fund, AIM Financial Services         30
                                             Fund, AIM Gold & Precious Metals Fund,
                                              AIM International Core Equity Fund,
                                            AIM Leisure Fund, AIM Multi-Sector Fund,
                                            AIM Technology Fund, AIM Utilities Fund,
                                             Premier Portfolio, Premier Tax-Exempt
                                            Portfolio, Premier U.S. Government Money
                                                           Portfolio
6.  To approve an amendment to the
     Trusts' Agreement and Declaration of
     Trust...............................                  All Funds                        31




     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.


HOW DO I VOTE IN PERSON?

     If you do attend a Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before a Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trusts at (800) 952-3502 if you plan to attend a Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting or to vote at a Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at a Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Trust as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 13 nominees for trustee of your Trust.

     - FOR the approval of a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     - FOR changing certain fundamental investment restrictions of certain of the Funds.

     - FOR changing AIM Financial Services Fund's sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction.

     - FOR making the investment objective(s) of certain of the Funds non-fundamental.

     - FOR the approval of an amendment to the Trusts' Agreements and Declarations of Trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meetings.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

     - You may send in another proxy card at a later date, prior to the Shareholder Meetings.

     - If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

     - You may notify the Trusts' Secretary in writing before the Special Meetings that you have revoked your proxy.

     - You may vote in person at the Special Meetings, as set forth above under the heading, "How Do I Vote in Person?".

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 6 for a particular Trust if shareholders entitled to vote one-third of the issued and outstanding shares of such Trust on the Record Date are present at the Special Meetings in person or by proxy. A quorum will exist for Proposals 2, 3, 4 and 5 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposals 2, 3, 4, 5 and 6 unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2, 3, 4, 5 and 6 are considered non-routine, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETINGS?

     If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such an adjournment. If a quorum is present but sufficient votes to approve a proposal are not received, a shareholder vote may be taken on other proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other proposals.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     Proposal 1. The affirmative vote of a plurality of votes cast by the shareholders of a Trust is necessary to elect trustees of that Trust at the Special Meetings, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposals 2, 3, 4 and 5. Approval of Proposals 2, 3, 4 and 5 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 2, 3, 4 and 5 because approval of Proposals 2, 3, 4 and 5 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 6. Approval of Proposal 6 requires the affirmative vote of a majority of the votes cast by shareholders of the applicable Trust at the Special Meetings. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?


     The Trusts have engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs for the Funds are currently estimated to be in the aggregate approximately $872,000. The Trusts expect to solicit proxies principally by mail, but the Trusts or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trusts' officers will not receive any additional or special compensation for any such solicitation. The Funds and AIM will each pay a portion of the cost of soliciting proxies.


WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETINGS?

     Management is not aware of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the applicable Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

     For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- What Are the Committees of the
Board? -- Governance Committee."

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

WHAT IS THE STRUCTURE OF THE BOARD OF TRUSTEES?


     Each Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trusts within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trusts and A I M Advisors, Inc. ("AIM"), each Trust's investment adviser, and/or AIM's indirect parent, Invesco Ltd. ("Invesco").


WHO ARE THE NOMINEES FOR TRUSTEES?

     Each Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the 11 current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the two current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Boards or, as an alternative, the Boards may keep the position vacant or reduce the number of trustees.


     Information concerning Trustee ownership of Fund shares may be found under the heading "Additional Information -- Do Trustees Own Shares of the Funds?" which appears on page 33 herein.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                                                                                                         OTHER
NAME AND YEAR  TRUSTEE                                          PRINCIPAL OCCUPATION(S)             TRUSTEESHIP(S)
OF BIRTH        SINCE           NAME OF TRUST(S)                  DURING PAST 5 YEARS                    HELD
-------------  -------          ----------------                -----------------------             --------------
Bob R.           2003    AIM International Mutual Funds   Retired                               None
  Baker......
  (1936)
                 1983    AIM Counselor Series Trust
                         AIM Sector Funds
                         AIM Treasurer's Series Trust

Frank S.         2003    AIM Counselor Series Trust       Retired Formerly:  Partner, law       Badgley Funds, Inc.
  Bayley.....            AIM Sector Funds                 firm of Baker & McKenzie              (registered investment
  (1939)                 AIM Treasurer's Series Trust                                           company) (2
                                                                                                portfolios)

                 2001    AIM International Mutual Funds

James T.         2003    AIM International Mutual Funds   Founder, Green, Manning & Bunch       None
  Bunch......                                             Ltd. (investment banking firm); and
  (1942)         2000    AIM Counselor Series Trust       Director, Policy Studies, Inc. and
                         AIM Sector Funds                 Van Gilder Insurance Corporation
                         AIM Treasurer's Series Trust

Bruce L.         2003    AIM Counselor Series Trust       Chairman, Crockett Technology         ACE Limited (insurance
  Crockett...            AIM Sector Funds                 Associates (technology consulting     company); Captaris,
  (1944)                 AIM Treasurer's Series Trust     company)                              Inc. (unified
                                                                                                messaging provider)
                 1992    AIM International Mutual Funds

Albert R.        2003    AIM Counselor Series Trust       Director of a number of public and    None
  Dowden                 AIM Sector Funds                 private business corporations,
  (1941)                 AIM Treasurer's Series Trust     including the Boss Group, Ltd.
                                                          (private investment and
                 2000    AIM International Mutual Funds   management), Reich & Tang Funds
                                                          (Chairman) (registered investment
                                                          company) (7 portfolios), Daily
                                                          Income Fund (4 portfolios),
                                                          California Daily Tax Free Income
                                                          Fund, Inc., Connecticut Daily Tax
                                                          Free Income Fund, Inc., New Jersey
                                                          Daily Municipal Income Fund, Inc.,
                                                          Annuity and Life Re (Holdings),
                                                          Ltd. (insurance company), and
                                                          Homeowners of America Holding
                                                          Corporation (property casualty
                                                          company)
                                                          Formerly: Director, CompuDyne
                                                          Corporation (provider of products
                                                          and services to the public security
                                                          market); Director, President and
                                                          Chief Executive Officer, Volvo
                                                          Group North America, Inc.; Senior
                                                          Vice President, AB Volvo; Director
                                                          of various affiliated Volvo
                                                          companies; and Director, Magellan
                                                          Insurance Company

Jack M.          2003    AIM Counselor Series Trust       Chief Executive Officer, Twenty       Administaff
  Fields.....            AIM Sector Funds                 First Century Group, Inc.
  (1952)                 AIM Treasurer's Series Trust     (government affairs company); Owner
                                                          and Chief Executive Officer, Dos
                 1997    AIM International Mutual Funds   Angelos Ranch, L.P. (cattle,
                                                          hunting, corporate entertainment);
                                                          and Discovery Global Education Fund
                                                          (non-profit)

                                                          Formerly: Chief Executive Officer,
                                                          Texana Timber LP (sustainable
                                                          forestry company)

Carl             2003    AIM Counselor Series Trust       Partner, law firm of Kramer Levin     Director, Reich & Tang
  Frisch-                AIM Sector Funds                 Naftalis and Frankel LLP              Funds (7 portfolios)
  ling.......            AIM Treasurer's Series Trust
  (1937)

                 1991    AIM International Mutual Funds

Prema Mathai-    2003    AIM Counselor Series Trust       Formerly:  Chief Executive Officer,   None
  Davis......            AIM Sector Funds                 YWCA of the USA
  (1950)                 AIM Treasurer's Series Trust

                 1998    AIM International Mutual Funds

Lewis F.         2003    AIM Counselor Series Trust       Partner, law firm of Pennock &        None
  Pennock....            AIM Sector Funds                 Cooper
  (1942)                 AIM Treasurer's Series Trust

                 1991    AIM International Mutual Funds

                                                                                                         OTHER
NAME AND YEAR  TRUSTEE                                          PRINCIPAL OCCUPATION(S)             TRUSTEESHIP(S)
OF BIRTH        SINCE           NAME OF TRUST(S)                  DURING PAST 5 YEARS                    HELD
-------------  -------          ----------------                -----------------------             --------------

Larry Soll,      2003    AIM International Mutual Funds   Retired                               None
  Ph.D. .....
  (1942)
                 1997    AIM Counselor Series Trust
                         AIM Sector Funds
                         AIM Treasurer's Series Trust

Raymond          2005    AIM Counselor Series Trust       Retired Formerly: Partner, Deloitte   None
  Stickel,               AIM International Mutual Funds   & Touche and Director, Mainstay VP
  Jr. .......            AIM Sector Funds                 Series Funds, Inc. (25 portfolios)
  (1944)                 AIM Treasurer's Series Trust


  NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF
BIRTH AND
POSITION(S)                                                                                                OTHER
HELD WITH THE  TRUSTEE                                             PRINCIPAL OCCUPATION(S)            TRUSTEESHIP(S)
TRUSTS          SINCE           NAME OF TRUST(S)                     DURING PAST 5 YEARS                   HELD
-------------  -------          ----------------                   -----------------------            --------------
Martin L.        2007    AIM Counselor Series Trust       Director, Chief Executive Officer and       None
  Flana-                 AIM International Mutual Funds   President, Invesco Ltd. (ultimate parent
  gan(1).....            AIM Sector Funds                 of AIM and a global investment management
  (1960)                 AIM Treasurer's Series Trust     firm); Director, Chief Executive Officer
                                                          and President, Invesco Holding Company
                                                          Ltd. (formerly known as INVESCO PLC);
                                                          Chairman, A I M Advisors, Inc.
                                                          (registered investment adviser); and
                                                          Director, Chairman, Chief Executive
                                                          Officer and President, IVZ Inc. (holding
                                                          company) and INVESCO North American
                                                          Holdings, Inc. (holding company);
                                                          Chairman and President, INVESCO Group
                                                          Services, Inc. (service provider);
                                                          Trustee, The AIM Family of Funds(R); Vice
                                                          Chairman, Investment Company Institute;
                                                          and Member of Executive Board, SMU Cox
                                                          School of Business

                                                          Formerly: President, Co-Chief Executive
                                                          Officer, Co-President, Chief Operating
                                                          Officer and Chief Financial Officer,
                                                          Franklin Resources, Inc. (global
                                                          investment management organization) and
                                                          Chairman, Investment Company Institute
Philip A.        2006    AIM Counselor Series Trust       Director, Chief Executive Officer and       None
  Taylor(2)..            AIM International Mutual Funds   President, AIM Mutual Fund Dealer Inc.
  (1954)                 AIM Sector Funds                 (registered broker dealer), A I M
                         AIM Treasurer's Series Trust     Advisors, Inc., AIM Funds Management Inc.
                                                          d/b/a INVESCO Enterprise Services
                                                          (registered investment adviser and
                                                          registered transfer agent) and 1371
                                                          Preferred Inc. (holding company);
                                                          Director, Chairman, Chief Executive
                                                          Officer and President, A I M Management
                                                          Group Inc. and A I M Capital Management,
                                                          Inc. (registered investment adviser);
                                                          Director and President, INVESCO Funds
                                                          Group, Inc. (registered investment
                                                          adviser and registered transfer agent)
                                                          and AIM GP Canada Inc. (general partner
                                                          for limited partnership); Director, A I M
                                                          Distributors, Inc. (registered broker
                                                          dealer); Director and Chairman, AIM
                                                          Investment Services, Inc. (registered
                                                          transfer agent) and INVESCO Distributors,
                                                          Inc. (registered broker dealer);
                                                          Director, President and Chairman, IVZ
                                                          Callco Inc. (holding company), INVESCO
                                                          Inc. (holding company) and AIM Canada
                                                          Holdings Inc. (holding company); Director
                                                          and Chief Executive Officer, AIM Trimark
                                                          Corporate Class Inc. (formerly AIM
                                                          Trimark Global Fund Inc.) (corporate
                                                          mutual fund company) and AIM Trimark
                                                          Canada Fund Inc. (corporate mutual fund
                                                          company); Trustee, President and
                                                          Principal Executive Officer, The AIM
                                                          Family of Funds(R) (other than AIM
                                                          Treasurer's Series Trust, Short-Term
                                                          Investments Trust and Tax-Free
                                                          Investments Trust); Trustee and Executive
                                                          Vice President, The AIM Family of
                                                          Funds(R) (AIM Treasurer's Series Trust,
                                                          Short-Term Investments Trust and Tax-Free
                                                          Investments Trust only); and Manager,
                                                          PowerShares Capital Management LLC


----------
  (1) Mr. Flanagan was appointed as Trustee of the Trusts on February 24, 2007. Mr. Flanagan is considered an interested person of the Funds because he is an officer of the adviser to the Funds, and an officer and a director of Invesco, parent of the adviser to the Funds.

  (2) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Funds.

NAME, YEAR OF
BIRTH AND
POSITION(S)                                                                                                OTHER
HELD WITH THE  TRUSTEE                                             PRINCIPAL OCCUPATION(S)            TRUSTEESHIP(S)
TRUSTS          SINCE           NAME OF TRUST(S)                     DURING PAST 5 YEARS                   HELD
-------------  -------          ----------------                   -----------------------            --------------

                                                          Formerly: Director and Chairman, Fund
                                                          Management Company; (former registered
                                                          broker dealer); President and Principal
                                                          Executive Officer, The AIM Family of
                                                          Funds(R) (AIM Treasurer's Series Trust,
                                                          Short-Term Investments Trust and Tax-Free
                                                          Investments Trust only); Chairman, AIM
                                                          Canada Holdings, Inc.; President, AIM
                                                          Trimark Global Fund Inc. and AIM Trimark
                                                          Canada Fund Inc.



WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 1?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" the 13 nominees listed above.


WHAT ARE THE COMMITTEES OF THE BOARDS?

     Each Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, each Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.

  AUDIT COMMITTEE

     Each Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Further, each Audit Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of each Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of each Audit Committee.

     Each Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Funds; (ii) appoint independent auditors for the Funds; (iii) pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors to the extent required by
Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Funds accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

  COMPLIANCE COMMITTEE

     The current members of each Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.

     Each Compliance Committee is responsible for: (i) recommending to the Boards and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.


  GOVERNANCE COMMITTEE

     Each Governance Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of each Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair) and Carl Frischling and Dr. Prema Mathai-Davis.

     Each Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Boards of trustees to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Boards, and recommending to the Boards whether the size of the Boards shall be increased or decreased; (iii) nominating the Chair of the Boards; (iv) monitoring the composition of the Boards and each committee of the Boards, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Boards (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Boards; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Boards.

     Each Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Boards, as applicable, shall make the final determination of persons to be nominated. The Governance Committees will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committees.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the Funds, the Governance Committees will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committees of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committees: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committees of the Funds, that the person meets the requirements set forth in the Funds' Audit Committee charter for service on such Committees; (v) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committees may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committees can consider recommendations from management in its evaluation process.

     Notice procedures set forth in each Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the applicable Trust's Secretary the nomination in writing not later than the close of business on the later of the 90(th) day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120(th) day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of a Trust which are owned of record or beneficially by such shareholder and such beneficial owner.


     A current copy of the Governance Committees' Charter is available at http://www.aiminvestments.com. Go to this site, access the About Us tab, and click on Charter of the Governance Committees.

  INVESTMENTS COMMITTEE

     The current members of each Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of each Investments Committee.

     Each Investments Committee's primary purpose is to: (i) assist the Boards in their oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     Each Investments Committee has established three Sub-Committees. Each Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committees take such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committees may delegate to the Sub-Committee from time to time.

  SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of each Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).


     Each Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committees deem to be full restitution.


  VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of each Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Taylor and Miss Quigley (Chair).

     Each Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Boards with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Boards in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Boards annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Boards in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Boards.

  VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
  2008)

     The Boards have appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Boards of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriter of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriter to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

HOW OFTEN DID THE BOARDS AND THEIR COMMITTEES MEET?

     The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.

                                                                                                         SPECIAL
                                                                                                         MARKET
                                                                                                         TIMING
                                                     AUDIT     COMPLIANCE   GOVERNANCE   INVESTMENTS   LITIGATION   VALUATION
                                           BOARD   COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE     COMMITTEE   COMMITTEE
                                           -----   ---------   ----------   ----------   -----------   ----------   ---------
AIM COUNSELOR SERIES TRUST(1)...........     9         6            7            8            6             1           5
AIM INTERNATIONAL MUTUAL FUNDS(2).......     10        7            8            8            7             0           6
AIM SECTOR FUNDS(3).....................     11        6            7            8            6             1           6
AIM TREASURER'S SERIES TRUST(1).........     9         6            7            8            6             1           5



--------

   (1) Information disclosed is for the fiscal year ended August 31, 2007.



   (2) Information disclosed is for the fiscal year ended October 31, 2007.

   (3) Information disclosed is for the fiscal year ended March 31, 2007.

     The Funds normally do not hold annual shareholders' meetings; however, to the extent that the Funds do hold annual shareholder meetings, the trustees are encouraged but not required to attend such meetings.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARDS?

     Each Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with a Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, (713) 214-1904, ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Legal Department, which shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.


WHAT ARE TRUSTEES AND OFFICERS PAID FOR THEIR SERVICES?

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trusts who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B.

DO THE TRUSTEES HAVE A RETIREMENT PLAN?

     The trustees have adopted a retirement plan for the trustees of the Trusts who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trusts and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS?


     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trusts and of each other AIM Fund from which they are deferring compensation.


WHO ARE THE TRUSTS' INDEPENDENT PUBLIC ACCOUNTANTS?

     The Audit Committees of the Boards of AIM Counselor Series Trust, AIM International Mutual Funds, AIM Sector Funds and AIM Treasurer's Series Trust have appointed PricewaterhouseCoopers LLP ("PwC") as each such Trust's independent public accountants for the fiscal years ending August 31, 2008, October 31, 2008, March 31, 2008 and August 31, 2008, respectively.

     Representatives of PwC are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The Audit Committees of the Boards of the Trusts have considered whether the provision of the services below is compatible with maintaining the independence of PwC.

WHAT DID PWC BILL THE TRUSTS?

     PwC billed each Trust aggregate fees for services rendered to the Trusts for the last two fiscal years as follows:

                                                                                               FEES BILLED FOR SERVICES
                                                                                               RENDERED FOR FISCAL YEAR
                                    FEES BILLED FOR SERVICES RENDERED FOR FISCAL YEAR 2007               2006
                                    ------------------------------------------------------   ----------------------------
                                       TO AIM          TO AIM       TO AIM       TO AIM         TO AIM          TO AIM
                                      COUNSELOR    INTERNATIONAL    SECTOR     TREASURER'S     COUNSELOR    INTERNATIONAL
                                    SERIES TRUST    MUTUAL FUNDS     FUNDS    SERIES TRUST   SERIES TRUST    MUTUAL FUNDS
                                    ------------   -------------   --------   ------------   ------------   -------------
Audit Fees.......................     $272,969        $233,535     $214,099      $68,088       $220,075        $232,608
Audit-Related Fees...............            0               0            0            0              0               0
Tax Fees(1)......................       57,896          48,845       47,061       15,036         41,929          47,560
All Other Fees...................            0               0            0            0              0               0
                                      --------        --------     --------      -------       --------        --------
Aggregate Non-Audit Fees.........       57,896          48,845       47,061       15,036         41,929          47,560
                                      --------        --------     --------      -------       --------        --------
Total Fees.......................     $330,865        $282,380     $261,160      $83,124       $262,004        $280,168
                                      --------        --------     --------      -------       --------        --------

                                        FEES BILLED FOR
                                     SERVICES RENDERED FOR
                                        FISCAL YEAR 2006
                                    -----------------------
                                     TO AIM       TO AIM
                                     SECTOR     TREASURER'S
                                      FUNDS    SERIES TRUST
                                    --------   ------------
Audit Fees.......................   $213,492      $65,925
Audit-Related Fees...............          0            0
Tax Fees(1)......................     47,507       14,460
All Other Fees...................          0            0
                                    --------      -------
Aggregate Non-Audit Fees.........     47,507       14,460
                                    --------      -------
Total Fees.......................   $260,999      $80,385
                                    --------      -------



--------

   (1) Tax Fees for fiscal year 2007 for AIM International Mutual Funds include fees billed for reviewing tax returns and consultation services. All other Tax Fees include fees billed for reviewing tax returns.

     For the provision of non-audit services to each Trust, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Trust's Audit Committee prior to the completion of the audit. None of the Audit-Related Fees or Tax Fees billed by PwC to the Trusts were provided pursuant to a waiver of the pre-approval requirement.

WHAT DID PWC BILL AIM AND AIM AFFILIATES?

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Funds for the last two fiscal years ended (i) March 31, 2007 and March 31, 2006 for AIM Sector Funds, (ii) August 31, 2007 and August 31, 2006 for AIM Counselor Series Trust and AIM Treasurer's Series Trust, and
(iii) October 31, 2007 and October 31, 2006 for AIM International Mutual Funds.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix I.

                                   PROPOSAL 2

                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?


     The Boards recommend that you approve for your Fund a new investment sub-advisory agreement (the proposed sub-advisory agreement) between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers").


     The form of the proposed sub-advisory agreement is set forth in Appendix
II. Each Fund's advisory agreement with AIM expressly permits AIM to delegate any or all of its rights, duties or obligations under the advisory agreement to one or more sub-advisers and also expressly permits AIM to replace sub-advisers from time to time in its discretion, in accordance with applicable law.

HOW WILL THE PROPOSED SUB-ADVISORY AGREEMENT BENEFIT MY FUND?

     The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. AIM and the Boards believe that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

     Because AIM will pay all of the sub-advisory fees of the Affiliated Sub Advisers, the proposed sub-advisory agreement will not affect the fees the Funds pay to AIM pursuant to their advisory agreements.

     The proposed sub-advisory agreement would allow AIM and the Funds to receive investment advice and research services from the Affiliated Sub-Advisers and would also permit AIM to grant one or more of the Affiliated Sub-Advisers investment management authority for a particular Fund if AIM believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the proposed sub-advisory agreements will have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers.

     AIM and the Boards believe that the proposed sub-advisory agreement, if approved by shareholders, will provide AIM with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, AIM and the Boards believe that the Funds and their shareholders may benefit from giving the Affiliated Sub-Advisers the ability to execute portfolio transactions for the Funds from offices located outside the United States. This ability should enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

     Each Fund's current portfolio managers are disclosed in the Fund's prospectus. Any changes to a Fund's portfolio managers also will be disclosed in the Fund's prospectus.

WHO ARE THE PROPOSED SUB-ADVISERS?

     AIM Funds Management Inc. ("AFM") is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1994.

     INVESCO Asset Management Deutschland, GmbH ("INVESCO Deutschland") is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.

     INVESCO Asset Management Ltd. ("IAML") is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.


     Invesco Asset Management (Japan) Limited ("Invesco Japan") is a Japanese corporation and has its principal office at 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.



     Invesco Australia Limited ("Invesco Australia") is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. Invesco Australia has been an investment adviser since 1983.



     Invesco Global Asset Management (N.A.), Inc. ("IGAM") is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. IGAM has been an investment adviser since 1997.



     Invesco Hong Kong Limited ("Invesco Hong Kong") is a Hong Kong corporation and has its principal office at 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.



     Invesco Institutional (N.A.), Inc. ("IINA") is a company incorporated in the state of Delaware and has its principal office at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. IINA has been an investment adviser since 1988.



     Invesco Senior Secured Management, Inc. ("ISSM") is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.



     Each of the Affiliated Sub-Advisers other than Invesco Australia currently is registered with the SEC as an investment adviser. As required by the terms of the proposed sub-advisory agreement, Invesco Australia will be so registered prior to providing any services to any of the Funds under the proposed sub-advisory agreement.



     Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of Invesco and an affiliate of AIM, the Funds' investment adviser. AIM is an indirect wholly owned subsidiary of Invesco. Invesco is a Bermuda company and has its principal office at 1360 Peachtree Street NE, Atlanta, Georgia 30309. Invesco and its subsidiaries comprise one of the world's largest independent investment management organizations, with approximately $521.1 billion in assets under management as of October 31, 2007.


     A list of the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser is in Exhibit C.

WHICH TRUSTEES AND OFFICERS OF THE TRUSTS HAVE AN EQUITY INTEREST IN INVESCO OR ARE OFFICERS AND/OR DIRECTORS OF THE AFFILIATED SUB-ADVISERS?



     The following table lists the current trustees and executive officers of the Trusts who own shares of Invesco and/or options to purchase shares of Invesco. The table also lists those current trustees and executive officers of the Trusts who are also officers and/or directors of an Affiliated Sub-Adviser.


NAME AND POSITION(S) HELD WITH THE TRUSTS               POSITION HELD WITH AFFILIATED SUB-ADVISER(S)
-----------------------------------------               --------------------------------------------
Martin L. Flanagan ...................................  None
  Trustee
Philip A. Taylor......................................  Director and officer of AFM
  Trustee, President and Principal Executive Officer
  of AIM Counselor Series Trust, AIM International
  Mutual Funds and AIM Sector Funds; Trustee and
  Executive Vice President of AIM Treasurer's Series
  Trust
Karen Dunn Kelley ....................................  None
  President and Principal Executive Officer of AIM
  Treasurer's Series Trust: Vice President of AIM
  Counselor Series Trust, AIM International Mutual
  Funds and AIM Sector Funds
Sidney M. Dilgren ....................................  None
  Vice President, Treasurer and Principal Financial
  Officer
John M. Zerr .........................................  None
  Senior Vice President, Chief Legal Officer and
  Secretary
Lisa O. Brinkley .....................................  None
  Vice President
Kevin M. Carome ......................................  None
  Vice President
Todd L. Spillane......................................  Chief Compliance Officer of IGAM, IINA and ISSM
  Chief Compliance Officer
Lance A. Rejsek ......................................  None
  Anti-Money Laundering Compliance Officer


WHO IS YOUR FUND'S CURRENT SUB-ADVISER?

     Certain of the Funds have an existing sub-advisory agreement in place between AIM and one of the Affiliated Sub-Advisers (the existing sub-advisory agreements) as follows:

NAME OF FUND                                                  AFFILIATED SUB-ADVISER
------------                                                  ----------------------
AIM Floating Rate Fund                           Invesco Senior Secured Management, Inc.
AIM International Core Equity Fund               Invesco Global Asset Management (N.A.), Inc.
AIM Select Real Estate Income Fund               Invesco Institutional (N.A.), Inc.
AIM Structured Core Fund                         Invesco Institutional (N.A.), Inc.
AMI Structured Growth Fund                       Invesco Institutional (N.A.), Inc.
AIM Structured Value Fund                        Invesco Institutional (N.A.), Inc.



     If Proposal 2 is approved by shareholders of each of the above Funds, AIM will terminate the existing sub-advisory agreement for each such Fund and the proposed sub-advisory agreement will replace each existing sub-advisory agreement. If Proposal 2 is not approved by shareholders of one or more of the above Funds, the existing sub-advisory agreement will continue in effect for each Fund that does not approve Proposal 2.

     Exhibit D indicates the dates on which the applicable Affiliated Sub-Adviser became the sub-adviser to each of the above Funds. Exhibit D also indicates the dates on which and the purposes for which shareholders last voted on the existing sub-advisory agreements for the above Funds. The Boards, including a majority of the independent trustees, last approved the continuance of the existing sub-advisory agreements for the above Funds on June 27, 2007.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The primary terms of the proposed sub-advisory agreement are as follows:

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. With respect to the portion of the investments of a Fund under its management, each Affiliated Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of AIM, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

     - Each Affiliated Sub-Adviser will agree under the proposed sub-advisory agreement, that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, AIM's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and such Affiliated Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     - The proposed sub-advisory agreement requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.


     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any or all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.


     - The proposed sub-advisory agreement requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreements and Declarations of Trust, By-Laws and Registration Statements of the Trusts and with the instructions and directions of AIM and the Boards and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to AIM and the Funds, it will do so for no compensation from either AIM or the Funds.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that AIM receives from the applicable Trust pursuant to its advisory agreement with such Trust, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement exceed 40% of the monthly compensation AIM receives from the applicable Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by AIM, if any. The proposed sub-advisory agreement further provides that if, for any fiscal year of a Trust, the amount of the advisory fee that a Fund would otherwise be obligated to pay to AIM is reduced because of contractual or voluntary fee waivers or expense limitations by AIM, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that AIM reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse AIM for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Funds in compliance with the requirements of the federal securities laws and to furnish the Boards and AIM with periodic and special reports as the Boards or AIM reasonably may request.

     - The proposed sub-advisory agreement requires each Sub-Adviser to maintain compliance procedures for the Funds that it and AIM reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser at its expense to make available to the Boards and AIM at reasonable times its portfolio managers and other appropriate investment personnel, either in person or, at the mutual convenience of AIM and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Boards and AIM regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Affiliated Sub- Adviser's duties, and to provide periodic reports to AIM relating to the investment strategies it employs.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Funds.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, upon AIM's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

     - The proposed sub-advisory agreement includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, unless otherwise directed by AIM or the Boards, to vote all proxies received in accordance with AIM's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Boards, such Affiliated Sub-Adviser's proxy voting policy.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds.

     - The proposed sub-advisory agreement provides that AIM and each Affiliated Sub-Adviser have signed one sub-advisory agreement for administrative convenience to avoid a multiplicity of documents, but that it is understood and agreed that the proposed sub-advisory agreement shall constitute a separate sub-advisory agreement between AIM and each Sub-Adviser with respect to each Fund.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if continuance is specifically approved at least annually by (i) your Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The proposed sub-advisory agreement is terminable for any Fund or any Affiliated Sub-Adviser:
(i) by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Affiliated Sub-Adviser(s); or (ii) by AIM on sixty days' written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days' written notice to the applicable Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, AIM will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until AIM appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the proposed sub-advisory agreement will terminate automatically if assigned.

HOW DO THE TERMS OF THE EXISTING SUB-ADVISORY AGREEMENTS DIFFER FROM THOSE OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     Certain of the Funds have existing sub-advisory agreements in place between AIM and one of the Affiliated Sub-Advisers as described in "Who Is Your Fund's Current Sub-Adviser?" Although certain terms and provisions in the proposed sub-advisory agreement and the existing sub-advisory agreements are described slightly differently, there are few substantive differences between them. The primary differences between the existing sub-advisory agreements and the proposed sub-advisory agreement are as follows:

     - The proposed sub-advisory agreement replaces the applicable single Affiliated Sub-Adviser for your Fund with the full slate of nine Affiliated Sub-Advisers as the sub-advisers for your Fund. In addition, the compensation payable to the applicable Affiliated Sub-Advisers under the existing sub-advisory agreements is 40% of the compensation paid by the applicable Trust to AIM pursuant to its advisory agreement with the Trust, while the proposed advisory agreement divides this same 40% rate among those Affiliated Sub-Advisers who provided discretionary investment management services to the applicable Fund during a particular month.

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. The existing sub-advisory agreements provide that the applicable Affiliated Sub-Advisers will provide a continuous investment program to all or a portion of the investments of the applicable Fund. Therefore, while both the existing sub-advisory agreements and the proposed sub-advisory agreement permit AIM to retain the right to manage all or some of the Funds' investments, the proposed sub-advisory agreement will also permit AIM to appoint multiple Affiliated Sub-Advisers to manage different portions of each Fund's investments and to change such appointments from time to time at AIM's discretion. The proposed sub-advisory agreement also makes it clear that AIM and the Funds may obtain from time to time from each Affiliated Sub-Adviser investment advice, including factual information, research reports and investment recommendations, and trading services.

     - The proposed sub-advisory agreement revises the compensation section to clarify that the only fees payable to the Affiliated Sub-Advisers thereunder are for providing discretionary investment management services to the Funds.

     - The proposed sub-advisory agreement adds express requirements of the Affiliated Sub-Advisers regarding access to portfolio managers, fair valuation, document review, codes of ethics and proxy voting (as discussed in more detail above under the heading "What Are the Terms of the Proposed Sub-Advisory Agreement?")

     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any of all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities or other investments for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.

WHAT FEES ARE CHARGED BY THE PROPOSED SUB-ADVISERS FOR SIMILAR FUNDS THEY
ADVISE?

     The sub-advisory fees paid to IINA for serving as sub-adviser to other mutual funds with similar investment objectives as AIM Select Real Estate Income Fund are set forth in Exhibit E. The other Affiliated Sub-Advisers do not serve as adviser or sub-adviser to any mutual funds with similar investment objectives as any other Funds.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT?

     At in-person meetings held on December 12-13, 2007, the Boards, including a majority of the independent trustees, voting separately, approved the proposed sub-advisory agreement for each Fund, effective on or about May 1, 2008. In so doing, the Boards determined that the proposed sub-advisory agreement is in the best interests of each Fund and its shareholders and that the compensation to the Affiliated Sub-Advisers under the proposed sub-advisory agreement is fair and reasonable.

     The independent trustees met separately during their evaluation of the proposed sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The proposed sub-advisory agreement was considered separately for each Fund, although the Boards also considered the common interests of all of the AIM Funds in their deliberations. The Boards comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

     Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Boards' approval of the proposed sub-advisory agreement for each Fund. The Boards reached their conclusions after careful discussion and analysis. The Boards believe that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the Boards and the independent trustees have considered what they believe to be in your best interests.

  A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE AFFILIATED SUB-ADVISERS

     All Funds: The Boards reviewed the services to be provided by the Affiliated Sub-Advisers under the proposed sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Boards concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers were appropriate. The Boards noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Boards concluded that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

  B. FUND PERFORMANCE

     All Funds Other Than AIM Floating Rate Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund, AIM Structured Value Fund and AIM International Core Equity Fund (for which an Affiliated Sub-Adviser currently serves as sub-adviser): The Board did not view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for each Fund, as no Affiliated Sub-Adviser currently serves as sub-adviser to each Fund.

     AIM Floating Rate Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one, three and five calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the S&P/LSTA Leveraged Loan Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was above the median performance of its peers for the one, three and five years periods. The Board noted that the Fund's performance was comparable to the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Select Real Estate Income Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Real Estate Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was below the median performance of its peers for the one and three year periods. The Board noted that the Fund's performance was below the performance of the Index for the one and three year periods. The Board also noted that the Fund was reorganized from a closed-end fund to an open-end fund on March 12, 2007, and that the comparative performance data that they reviewed was that of the open-end fund. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. However, due to the Fund's underperformance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. The Board also reviewed more recent Fund performance and this review did not change their conclusions.


     AIM Structured Core Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Structured Growth Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Structured Value Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM International Core Equity Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one, three and five calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper International Large-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one, three and five year periods. The Board noted that the Fund's performance was comparable to the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.


 C. SUB-ADVISORY FEES


     All Funds: The Boards considered the services to be provided by the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement and the services to be provided by AIM pursuant to each Fund's advisory agreement, as well as the allocation of fees between AIM and the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement. The Boards noted that the sub-advisory fees have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers, and that AIM and the Affiliated Sub-Advisers are affiliates. After taking account of each Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Boards concluded that each Fund's sub-advisory fees were fair and reasonable.



  D. FINANCIAL RESOURCES OF THE AFFILIATED SUB-ADVISERS

     All Funds: The Boards considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the proposed sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?


     If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to each Affiliated Sub-Adviser other than Invesco Australia, on or about May 1, 2008. If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to Invesco Australia, on the later of on or about May 1, 2008 and the date that Invesco Australia is registered with the SEC as an investment adviser, if Invesco Australia is not so registered on or about May 1, 2008. Unless terminated sooner by its terms, the proposed sub-advisory agreement for each Fund will expire, unless continued by the applicable Board, on June 30, 2009.


     For Funds that have existing sub-advisory agreements in place with an Affiliated Sub-Adviser, if Proposal 2 is approved by shareholders of such Funds, AIM will terminate the existing sub-advisory agreements and the proposed sub-advisory agreement will replace each existing sub-advisory agreement, all effective on or about May 1, 2008. If Proposal 2 is not approved by shareholders of one or more of the Funds that have existing sub-advisory agreements with an Affiliated Sub-Adviser, the existing sub-advisory agreement will continue in effect for each such Fund.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 2?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 2.

                                   PROPOSAL 3

                   APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL
                    INVESTMENT RESTRICTIONS OF CERTAIN FUNDS

WHAT AM I BEING ASKED TO APPROVE?

     Pursuant to the 1940 Act, each Fund has adopted fundamental investment restrictions covering certain types of investment practices that may be changed only with shareholder approval. Investment restrictions that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by a Board without shareholder approval.

     Each Board is recommending that you approve changes to certain Funds' fundamental investment restrictions for the reasons set forth below. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM Funds operate. The Boards approved the changes to the investment restrictions at in-person meetings held on December 12-13, 2007.

     Although Proposals 3A through 3H all relate to certain Funds' fundamental investment restrictions, each will be voted on separately, as indicated on the enclosed proxy card. If any particular proposal is not approved by a Fund's shareholders, the current fundamental investment restriction of the Fund related to that proposal will not be changed.

HOW WILL THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS BENEFIT MY FUND?

     AIM and the Boards expect that you will benefit from a set of uniform model restrictions in a number of ways. The proposed uniform restrictions will provide the Funds with as much investment flexibility as is possible under the 1940 Act. AIM and the Boards believe that eliminating the disparities among the various AIM Funds' fundamental restrictions will enhance AIM's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments. The proposed fundamental restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission ("SEC") without receiving prior shareholder approval. In managing the Funds, AIM will remain subject to the Boards' oversight as well as policies and procedures adopted by the Boards.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions. The current fundamental investment restrictions for the Funds are set forth in Exhibit F.

     Each proposed change to the Funds' fundamental investment restrictions is discussed below. The proposed fundamental investment restrictions will provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval. This flexibility is referred to in the proposed investment restrictions as being permitted by the "1940 Act laws, interpretations and exemptions." If the proposed fundamental investment restrictions are approved, the Boards will adopt corresponding non-fundamental investment restrictions, as applicable and set forth below, that will function as internal operating guidelines for AIM to follow in managing the Funds. If circumstances change, the Boards may change or eliminate any non-fundamental investment restriction in the future without shareholder approval. AIM has informed the Boards that it does not expect any of the proposed changes, except as may be specifically noted below, to have a material impact on the Funds' operations at the present time.

     For each existing or proposed fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Funds' portfolio securities or the amount of its total assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

                                   PROPOSAL 3A

        MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3A applies to shareholders of AIM Energy Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3A by shareholders, the existing fundamental restriction with regard to issuer diversification would be changed to read as follows:

          "The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions."

DISCUSSION:

     The Funds' current fundamental restriction on issuer diversification lists the percentage standards set forth in the 1940 Act for a diversified fund. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change.

     If you approve the proposed change, the following new non-fundamental investment restriction will become effective for the following Funds:

AIM Energy Fund                                AIM Multi-Sector Fund
AIM Gold & Precious Metals Fund                AIM Technology Fund
AIM International Core Equity Fund             AIM Utilities Fund
AIM Leisure Fund


          "In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions."

     If you approve the proposed change, the following new non-fundamental investment restriction will become effective for the following Funds:

Premier Portfolio                              Premier Tax-Exempt Portfolio
Premier U.S. Government Money Portfolio


          "In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions."

                                   PROPOSAL 3B

               MODIFICATION OF FUNDAMENTAL RESTRICTIONS ON ISSUING
                      SENIOR SECURITIES AND BORROWING MONEY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3B applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3B, the existing fundamental restrictions on issuing senior securities and borrowing money would be changed to read as follows:

          "The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions."

DISCUSSION:

     The 1940 Act establishes limits on the ability of the Funds to borrow money and issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the Funds' shares of beneficial interest (equivalent to common shares) with respect to the distribution of its assets or the payment of dividends. The Funds' current fundamental restrictions on borrowing and issuing senior securities are set forth separately. The Funds' current fundamental restriction on borrowing sets forth the percentage standard set forth in the 1940 Act. The proposed changes would combine the Funds' restrictions on borrowing money and issuing senior securities as well as make them consistent with related restrictions for other AIM Funds and no more limiting than required by the 1940 Act. The Board believes that changing the Funds' fundamental restriction in this manner will provide flexibility for future contingencies.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Funds:

          "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding."

                                   PROPOSAL 3C

                     MODIFICATION OF FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3C applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3C, the existing fundamental restriction on underwriting securities would be changed to read as follows:

          "The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933."

DISCUSSION:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on underwriting securities as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

                                   PROPOSAL 3D

        MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3D applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

AIM International Core Equity Fund             AIM Multi-Sector Fund


     Upon the approval of Proposal 3D by shareholders of AIM International Core Equity Fund and AIM Multi-Sector Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

DISCUSSION:

     The Funds' current fundamental restriction on industry concentration limits purchases of securities so that 25% or more of each Fund's total assets would not be invested in securities of companies whose principal business activities are in the same industry, except with regard to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and municipal securities for AIM Multi-Sector Fund; and securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies for AIM International Core Equity Fund.

     The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. As a result, the proposed changes would make each Fund's restriction on concentration no more limiting than required by the 1940 Act. The Boards believe that changing each Fund's fundamental restriction in this manner will provide more flexibility for future contingences. However, the Boards do not currently intend the change to affect any Funds' operations, under which each Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     Accordingly, if you approve the proposed change, the following non-fundamental investment restriction would also become effective for AIM International Core Equity Fund and AIM Multi-Sector Fund:

          "In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

Premier Portfolio                              Premier Tax-Exempt Portfolio
Premier U.S. Government Money Portfolio


     Upon the approval of Proposal 3D by shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

DISCUSSION:

     The Funds' current fundamental restriction on industry concentration limits purchases of securities so that 25% or more of each Fund's total assets would not be invested in securities of companies whose principal business activities are in the same industry, except with regard to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.

     The proposed modified policy adopts the same 1940 Act standards as the current fundamental investment restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. As a result, the proposed changes would make each Fund's restriction on concentration no more limiting than required by the 1940 Act. The Boards believe that changing each Fund's fundamental restriction in this manner will provide more flexibility for future contingences. However, the Boards do not currently intend the change to affect any Funds' operations, under which each Fund does not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.

     Accordingly, if you approve the proposed change, the following non-fundamental investment restriction would also become effective for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money
Portfolio:

          "In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

  AIM ENERGY FUND

     Upon the approval of Proposal 3D by shareholders of AIM Energy Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in energy-related industries."

DISCUSSION:

     AIM Energy Fund's current fundamental policy on industry concentration requires the Fund to invest 25% or more of its total assets in securities of companies whose principal business activities are in one or more energy-related industries. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest 25% or more of its total assets in securities of issuers engaged primarily in energy-related industries.

     If you approve the proposed change to AIM Energy Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM Energy Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in an energy-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in energy-related industries; (2) at least 50% of its assets are devoted to producing revenues in energy-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within energy-related industries."

     The Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than energy-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in energy-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers that do business primarily in energy-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM FINANCIAL SERVICES FUND

     Upon the approval of Proposal 3D by shareholders of AIM Financial Services Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in financial services-related industries."

DISCUSSION:

     AIM Financial Services Fund's current fundamental policy on industry concentration requires the Fund to invest 25% or more of its total assets in securities of companies whose principal business activities are in one or more financial services-related industries. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest 25% or more of its total assets in securities of issuers engaged primarily in financial services-related industries.

     If you approve the proposed change to AIM Financial Services Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM Financial Services Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a financial services-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in financial services-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within financial services-related industries.

     The Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than financial services-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in financial services-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers engaged primarily in financial services-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM GOLD & PRECIOUS METALS FUND

     Upon the approval of Proposal 3D by shareholders of AIM Gold & Precious Metals Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers primarily engaged in gold and precious metals-related industries."

DISCUSSION:

     AIM Gold & Precious Metals Fund's current fundamental policy on industry concentration requires the Fund to invest 25% or more of its total assets in securities of companies whose principal business activities are in one or more gold and precious metals-related industries. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest 25% or more of its total assets in securities of issuers in gold and precious metals-related industries.

     If you approve the proposed change to AIM Gold & Precious Metals Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM Gold & Precious Metals Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be engaged in gold and precious metals-related industries if (1) at least 50% of its gross income or its net sales are derived from activities in the gold and precious metal industry; (2) at least 50% of its assets are devoted to producing revenues in the gold and precious metals industry; or
     (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within the gold and precious metals industry."

     The Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than gold and precious metals-related industries. The proposed policy would eliminate this provision except as it relates to issuers in gold and precious metals-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers involved in exploring for, mining, processing, or dealing and investing in gold, gold bullion, and other precious metals such as silver, platinum and palladium as well as diamonds, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM LEISURE FUND

     Upon the approval of Proposal 3D by shareholders of AIM Leisure Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in leisure-related industries."

DISCUSSION:

     AIM Leisure Fund's current fundamental policy on industry concentration requires the Fund to invest 25% or more of its total assets in securities of companies whose principal business activities are in one or more leisure-related industries. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest 25% or more of its total assets in securities of issuers in leisure-related industries.

     If you approve the proposed change to AIM Leisure Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM Leisure Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration, an issuer will be considered to be in the leisure industry if (1) at least 50% of its gross income or its net sales are derived from products or services related to the leisure activities of individuals; (2) at least 50% of its assets are devoted to producing revenues through products or services related to the leisure activities of individuals; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is in products or services related to leisure activities of individuals."

     The Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than leisure-related industries. The proposed policy would eliminate this provision except as it relates to issuers having their principal business activities in leisure-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers that are engaged in the design, production and distribution of products and services related to leisure activities of individuals, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM TECHNOLOGY FUND

     Upon the approval of Proposal 3D by shareholders of AIM Technology Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in technology-related industries."

DISCUSSION:

     AIM Technology Fund's current fundamental policy on industry concentration requires the Fund to invest 25% or more of its total assets in securities of companies whose principal business activities are in one or more technology-related industries. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest 25% or more of its total assets in securities of issuers engaged primarily in technology-related industries.

     If you approve the proposed change to AIM Technology Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM Technology Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a technology-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in technology-related industries;
     (2) at least 50% of its assets are devoted to producing revenues in technology-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within technology-related industries."

     The Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than technology-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in technology-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers engaged primarily in technology-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

  AIM UTILITIES FUND

     Upon the approval of Proposal 3D by shareholders of AIM Utilities Fund, the existing fundamental restriction on industry concentration would be changed to read as follows:

          "The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries."

DISCUSSION:

     AIM Utilities Fund's current fundamental policy on industry concentration requires the Fund to invest 25% or more of its total assets in securities of companies whose principal business activities are in one or more utilities-related industries. The proposed modified policy adopts the same 1940 Act standards as the current fundamental restriction. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The Board believes that changing the Fund's fundamental restrictions in this manner will provide more flexibility for future contingences. However, the Board does not currently intend the change to affect the Fund's operations, under which the Fund will invest 25% or more of its total assets in securities of issuers engaged primarily in utilities-related industries.

     If you approve the proposed change to AIM Utilities Fund's fundamental restriction, the following non-fundamental investment restriction would also become effective for AIM Utilities Fund:

          "For purposes of the Fund's fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a utilities-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in utilities-related industries;
     (2) at least 50% of its assets are devoted to producing revenues in utilities-related industries; or (3) based on other available information, the Fund's portfolio manager(s) determines that its primary business is within utilities-related industries."

     The Fund's current fundamental policy also limits purchases of securities so that 25% or more of the Fund's total assets would not be invested in securities of issuers having their principal business activities in the same industry, other than utilities-related industries. The proposed policy would eliminate this provision except as it relates to issuers engaged primarily in utilities-related industries. Because the Fund currently has a policy that requires it to invest 80% of its assets in equity securities of issuers engaged primarily in utilities-related industries, this provision is superfluous. This proposed change is intended to promote uniformity with the analogous fundamental policy of other AIM Funds.

                                   PROPOSAL 3E

       MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3E applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3E, the existing fundamental restriction on real estate investments would be changed to read as follows:

          "The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

DISCUSSION:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restriction on real estate investments as compared to other AIM Funds. The substance of the fundamental restriction would remain unchanged.

                                   PROPOSAL 3F

              MODIFICATION OF FUNDAMENTAL RESTRICTION ON PURCHASING
                             OR SELLING COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3F applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

  ALL FUNDS OTHER THAN AIM GOLD & PRECIOUS METALS FUND

     Upon the approval of Proposal 3F, the existing fundamental restriction on purchasing or selling physical commodities would be changed to read as follows:

          "The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

DISCUSSION:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities without exception, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

     If you approve the proposed addition, the following non-fundamental investment restriction would also become effective for the Funds:

          "Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities."

     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, the Funds will interpret the proposed restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and applicable Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency, commodity or financial instrument related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and applicable Statement of Additional Information.

  AIM GOLD & PRECIOUS METALS FUND

     Upon the approval of Proposal 3F, the existing fundamental restriction on purchasing or selling physical commodities would be changed to read as follows:

          "The Fund may not purchase physical commodities or sell physical commodities (other than gold bullion) unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

DISCUSSION:

     The proposed change to this fundamental restriction is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds, while maintaining AIM Gold & Precious Metal Fund's current ability to invest directly in gold bullion. The proposed restriction would narrow somewhat the scope of the current fundamental restriction. Whereas the current fundamental restriction prohibits the purchase or sale of physical commodities except for purchases and sales of gold bullion, the proposed fundamental restriction permits the purchase or sale of physical commodities acquired as a result of ownership of securities or other instruments.

     If you approve the proposed addition, the following non-fundamental investment restriction would also become effective for AIM Gold & Precious Metals Fund:

          "Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities."

     AIM Gold & Precious Metals Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, as is the case with the other AIM Funds that currently have the proposed restriction regarding purchasing and selling physical commodities, AIM Gold & Precious Metals Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and applicable Statement of Additional Information), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency, commodity or financial instrument related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also will interpret its fundamental restriction regarding purchasing and selling physical commodities and its related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund's prospectuses and applicable Statement of Additional Information.

     The following non-fundamental policy for AIM Gold & Precious Metals Fund will remain in effect for the Fund regardless of whether Proposal 3F is approved for the Fund:

          "AIM Gold & Precious Metals Fund may invest up to 10% at the time of purchase of its total assets in gold bullion."

                                   PROPOSAL 3G

             MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3G applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3G, the existing fundamental restriction on making loans would be changed to read as follows:

          "The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

DISCUSSION:

     The Funds' current fundamental restriction on lending securities and making loans lists the percentage standards set forth in the 1940 Act for lending securities and making loans. The proposed modified policy adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed policy would change automatically if the 1940 Act Laws, Interpretations, and Exemptions were to change. The proposed change to this fundamental restriction also is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Funds:

          "In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order."

                                   PROPOSAL 3H

              MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTMENT
                             IN INVESTMENT COMPANIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3H applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 3H, the existing fundamental policy on investments in other investment companies would be changed to read as follows:

          "The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund."

DISCUSSION:

     The proposed changes to this fundamental restriction would limit the scope of the Funds' current restriction on investment in investment companies. The current fundamental restriction permits the Funds to invest all of their assets in an open-end management investment company managed by AIM or an affiliate or successor thereof, with substantially the same investment objective, policies and limitations as the Fund, whereas the proposed fundamental restriction would permit these types of investments regardless of whether the investment company were managed by AIM. The proposed change to this fundamental restriction also is intended to promote uniformity with the analogous fundamental restriction of other AIM Funds.

     If you approve the proposed restriction, each Fund will have the ability to invest all of its assets in another open-end investment company whether or not managed by AIM or an AIM affiliate. Because the Funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for the Funds:

          "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund."

WHEN WILL PROPOSALS 3A THROUGH 3H BE IMPLEMENTED?

     If the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act) approve each of the above proposals, the proposed fundamental investment restrictions will replace the Funds' current fundamental investment restrictions. Accordingly, the proposed fundamental investment restrictions, along with the current fundamental investment restrictions that have not changed, will become the fundamental investment restrictions under which the Funds will operate. The Board anticipates that these proposals, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Funds' Prospectuses and Statements of Additional Information.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSALS 3A THROUGH 3H?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposals 3A through 3H.

                                   PROPOSAL 4

        APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND AND ELIMINATION
                       OF A RELATED INVESTMENT RESTRICTION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 4?

     Proposal 4 applies only to shareholders of AIM Financial Services Fund.

WHAT AM I BEING ASKED TO APPROVE?

     AIM Financial Services Fund is currently sub-classified as a "diversified" fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, AIM Financial Services Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

     AIM Financial Services Fund currently has in place a fundamental investment limitation on diversification. This limitation (which may only be changed with shareholder approval) provides that the Fund "may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer."

     At the Special Meeting of AIM Sector Funds, shareholders of AIM Financial Services Fund will be asked to approve a change in the sub-classification of the Fund under the 1940 Act from a "diversified" fund to a "non-diversified" fund and to eliminate the investment limitation on diversification. If approved by shareholders, the Fund will no longer be subject to the diversification limitation, however, the Fund will continue to be subject to Federal tax diversification restrictions (see below).

HOW WILL THE PROPOSED CHANGE TO THE FUND'S SUB-CLASSIFICATION BENEFIT MY FUND?

     Changing AIM Financial Services Fund's status to non-diversified would provide AIM, the Fund's investment adviser, with enhanced flexibility in managing the assets of the Fund. Specifically, the Fund's portfolio managers will be able to invest a greater percentage of the overall portfolio in positions which individually are more than 5% of the Fund's total assets.

     The improved flexibility will allow more optimal position sizing under the Fund's current investment strategy. Additionally, the Fund will have increased ability to hold positions that exceed the benchmark weights of several large benchmark constituents. Most of the Fund's peers are currently classified as non-diversified, and thus already have this expanded flexibility. The portfolio managers expect that a change in status from diversified to non-diversified should help bolster the Fund's competitiveness relative to its benchmark and peers.

     If Proposal 4 is approved by AIM Financial Services Fund's shareholders, the Fund would be permitted to invest a greater portion of its assets in fewer issuers. Shareholders should note that if the change in the Fund's sub-classification to "non-diversified" is approved, the Fund's investment risk may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if Proposal 4 is approved on behalf of the Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund. The Fund's portfolio managers have no present intention to change the Fund's investment strategy, which indicates that the Fund will normally own 35 to 50 stocks.

     Although AIM Financial Services Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve Proposal 4, the Fund will continue to be subject to Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). For purposes of the IRC, the Fund operates as a series "regulated investment company." As such, the Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Fund's total assets at the close of each quarter of the Fund's taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Fund's taxable year. These Federal tax diversification requirements may change in the future without shareholder approval.

     If Proposal 4 is approved by shareholders, AIM Financial Services Fund would still be required to comply with Section 12(d)(3) and Rule 12d3-1 of the 1940 Act for purchases of securities issued by persons engaged in securities related activities. Under the 1940 Act, a person's activities as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940, or as an investment adviser to a registered investment company are considered to be securities related activities ("Securities Related Activities"). The Fund may acquire any security issued by any person that, in its most recent fiscal year, derived 15% or less of its gross revenues from Securities Related Activities unless the Fund would control the person after the acquisition. Moreover, the Fund may acquire any security issued by any person that, in its most recent fiscal year, derived more than 15% of its gross revenues from Securities Related Activities provided that (1) immediately after the acquisition of any equity security, the Fund owns not more than 5% of the outstanding securities of a class of the issuer's equity securities, (2) immediately after the acquisition of any debt security, the Fund owns not more than 10% of the outstanding principal amount of the issuer's debt securities, and (3) immediately after such acquisition, the Fund has not invested more than 5% of the value of its total assets in securities of the issuer.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board for AIM Financial Services Fund anticipates that this proposal, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Fund's Prospectus and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

     At in-person meetings held on December 12-13, 2007, the Board for AIM Financial Services Fund considered the recommendation of AIM to change the Fund's sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund's related investment restriction. The Board considered all relevant factors, including the potential impact of Proposal 4 on the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund's sub-classification to "non-diversified" and the elimination of the Fund's related investment restriction.

     The Board for AIM Financial Services Fund, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 4.

                                   PROPOSAL 5

                    APPROVAL OF MAKING THE FUNDS' INVESTMENT
                          OBJECTIVE(S) NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 5?

     Proposal 5 applies to shareholders of AIM Energy Fund, AIM Financial Services Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

WHAT AM I BEING ASKED TO APPROVE?

     The investment objective(s) of each Fund is fundamental; therefore, any change to it requires shareholder approval. Each Board recommends that you approve making each Fund's current investment objective(s) non-fundamental. The current investment objective(s) for each Fund is set forth in the table below.

                  NAME OF FUND                           CURRENT INVESTMENT OBJECTIVE(S)
                  ------------                           -------------------------------
AIM Energy Fund                                  Each Fund's investment objective is capital
                                                 growth.
AIM Financial Services Fund
AIM Gold & Precious Metals Fund
AIM Leisure Fund
AIM Multi-Sector Fund
AIM Technology Fund
AIM International Core Equity Fund               The Fund's investment objective is total return
AIM Utilities Fund                               The Fund's investment objectives are capital
                                                 growth and income.
Premier Portfolio                                Each Fund's investment objective is a high
Premier Tax-Exempt Portfolio                     level of current income consistent with the
Premier U.S. Government Money Portfolio          preservation of capital and the maintenance of
                                                 liquidity.

HOW WILL MAKING THE FUNDS' INVESTMENT OBJECTIVE(S) NON-FUNDAMENTAL BENEFIT MY FUND?

     Making the Funds' investment objective(s) non-fundamental gives the Boards additional flexibility to make appropriate changes to the investment objective(s) to respond to new developments and changing trends in the market place without the commensurate expense of seeking a shareholder vote. If made non-fundamental, the Boards would be able to modify the Funds' investment objectives when deemed appropriate. The Boards do not anticipate making changes to the investment objective(s) of the Funds at the present time, but may, if warranted, propose such changes in the future. In the event a Board were to change a Fund's investment objective(s), shareholders would receive at least 60 days advance notice prior to the change being implemented.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     The Boards anticipate that this proposal, if approved, will be effective on or about May 1, 2008, upon appropriate disclosure being made in the Funds' Prospectuses and Statements of Additional Information.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 5?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 5.

                                   PROPOSAL 6
          APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF
         TRUST TO PERMIT THE BOARDS TO TERMINATE A TRUST, FUND OR CLASS
                           WITHOUT A SHAREHOLDER VOTE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 6?

     Proposal 6 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     Each Trust and Fund is governed by an Amended and Restated Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and Amended and Restated Bylaws, as amended. Currently under each Declaration of Trust, a Trust, a Fund or share class of a Fund may be terminated by: (i) a shareholder vote of the Trust or the affected Fund or share class, respectively; or (ii) if there are fewer than 100 shareholders of record of a Trust, Fund or share class, the trustees of the Trust.

     The Boards recommend that you approve for your Trust an amendment to the Declaration of Trust that would eliminate the requirement that shareholders approve the termination of a Trust, a Fund or share class if there are 100 or more holders of record of such Trust, Fund or share class. Therefore, if Proposal 6 is approved, the Board of each Trust will be able to terminate the Trust, any Fund within the Trust or any share class of such a Fund without incurring the expense of obtaining shareholder approval, regardless of the number of shareholders of record.

     Exhibit G sets forth the current text of the first paragraph of Section 6.1 of Article VI of each Declaration of Trust. Section 6.1(iii) is the provision of the Declaration of Trust that requires a shareholder vote in order to approve the termination of a Trust, a Fund or share class if there are 100 or more holders of record of such Trust, Fund or share class. Section 6.1(vi) requires a shareholder vote in order to amend any portion of Section 6.1. Therefore, you are being asked to approve an amendment to Section 6.1 of each Trust's Declaration of Trust that would replace the first paragraph of existing Section
6.1 in its entirety with the following:

          "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (iv) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or
     (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (v) approve any amendment to this Article VI,
     Section 6.1; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

HOW WILL THE PROPOSED CHANGE BENEFIT MY FUND?

     Elimination of the shareholder approval requirement to terminate a Trust, a Fund or share class of a Fund gives each Board the flexibility to terminate a Trust, a Fund or share class of a Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. Such circumstances may include, among others, an inability to market a Fund in current economic conditions or when the costs of managing a Fund exceed any benefits its shareholders may receive. Neither state law nor the 1940 Act require shareholder approval prior to the termination of a Trust, a Fund or share class. The Boards would terminate a Trust, a Fund or share class only if they found that doing so was in the best interests of the shareholders of such Trust, Fund or share class, as applicable.


     In the event a Board were to terminate a Trust, a Fund or share class, shareholders would receive notice prior to such termination. Termination of a Fund or share class involves liquidating such Fund or share class, as applicable. Termination of a Trust involves deregistering such Trust as an investment company and, following such deregistration, dissolving it under Delaware law.


WHEN WILL PROPOSAL 6 BE IMPLEMENTED?

     If Proposal 6 is approved, the amendment to the Trusts' Declarations of Trust will become effective on or about May 1, 2008.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 6?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 6.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), A I M Distributors, Inc. ("ADI") and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future.


     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Funds' public filings with the SEC and on AIM's internet website at http://www.aiminvestments.com.


     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             ADDITIONAL INFORMATION

WHO IS THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR?

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Funds.

WHO ARE THE FUNDS' CURRENT SUB-ADVISERS?


     Invesco Senior Secured Management, Inc., 1166 Avenue of the Americas, New York, NY 10036, is the sub-adviser for AIM Floating Rate Fund.



     Invesco Institutional (N.A.), Inc., One Midtown Plaza, 1360 Peachtree Street, N.E. Atlanta, Georgia 30309, is the sub-adviser for AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund.



     Invesco Global Asset Management (N.A.), Inc., 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is the sub-adviser for AIM International Core Equity Fund.


WHO IS THE FUNDS' PRINCIPAL UNDERWRITER?

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund.

WHO ARE THE OFFICERS OF THE TRUSTS?

     Information regarding the current officers of the Trusts can be found in Exhibit H.

HOW MANY SHARES OF THE FUNDS DOES MANAGEMENT OWN?

     Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trusts can be found in Exhibit I.

DOES ANYONE OWN MORE THAN 5% OF A FUND?

     A list of the name, address and percent ownership of each person who, as of October 31, 2007, to the knowledge of the Trusts owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit J.

DO TRUSTEES OWN SHARES OF THE FUNDS?


     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007, (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex, can be found in Exhibit K.

                                                                      APPENDIX I

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES

                      AS ADOPTED BY THE AUDIT COMMITTEES OF
                           THE AIM FUNDS (THE "FUNDS")
                         LAST AMENDED SEPTEMBER 18, 2006

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

     The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

     The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

     The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.



  AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

     No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

     Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

          1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

          2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

          3. Document the substance of its discussion with the Audit Committees.

  ALL OTHER AUDITOR SERVICES

     The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

     Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

  EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND PROCEDURES

  CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

  CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                                                                     APPENDIX II

                            FORM OF MASTER INTERGROUP
                     SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").


     WHEREAS:

          A) The Adviser has entered into an investment advisory agreement with [NAME OF AIM REGISTRANT] (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

          C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

          D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

               (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

               (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

               (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money;
          (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

          3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

          4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

          5. Further Duties.

          (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

          (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

          (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

          (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

          (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

          (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

          (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

          (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

          6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

          8. Compensation.


          (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.


          (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

          9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.


          10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.


          11. Duration and Termination.

          (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.


          (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.


          12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.


          13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.


          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

          15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the (SEC) issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC.                             AIM FUNDS MANAGEMENT INC.
Adviser                                          Sub-adviser

By: -------------------------------------------  By: -------------------------------------------
    Name:                                            Name:
    Title:                                           Title:




                                        INVESCO ASSET MANAGEMENT
                                        DEUTSCHLAND, GMBH

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO ASSET MANAGEMENT LTD.

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO GLOBAL ASSET MANAGEMENT (N.A.),
                                        INC.

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO HONG KONG LIMITED

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-adviser

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                                      FUNDS

[List all series portfolios]

                                                                       EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited

25(th) Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited

333 Collins Street, Level 26

Melbourne Victoria 3000, Australia


Invesco Global Asset Management (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Hong Kong Limited

32(nd) Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Institutional (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas
New York, NY 10036

                                                                       EXHIBIT A

                      SHARES OF AIM COUNSELOR SERIES TRUST
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM Floating Rate Fund
  Class A....................................................................    20,508,499.81
  Class C....................................................................     9,792,565.66
  Class R....................................................................        23,869.60
  Institutional Class........................................................     5,978,406.57
AIM Multi-Sector Fund
  Class A....................................................................    17,736,947.97
  Class B....................................................................     3,044,437.08
  Class C....................................................................     3,432,701.72
  Institutional Class........................................................     5,755,592.91
AIM Select Real Estate Income Fund
  Class A....................................................................    12,604,640.35
  Class B....................................................................        13,115.29
  Class C....................................................................        30,409.32
  Institutional Class........................................................           599.11
AIM Structured Core Fund
  Class A....................................................................       138,509.59
  Class B....................................................................        72,250.21
  Class C....................................................................        91,931.44
  Class R....................................................................        61,247.64
  Institutional Class........................................................     1,002,900.31
AIM Structured Growth Fund
  Class A....................................................................       645,526.75
  Class B....................................................................        59,070.75
  Class C....................................................................       207,098.06
  Class R....................................................................         1,169.15
  Institutional Class........................................................    14,643,110.59
AIM Structured Value Fund
  Class A....................................................................       166,044.42
  Class B....................................................................        57,625.73
  Class C....................................................................        16,896.31
  Class R....................................................................           979.88
  Institutional Class........................................................    12,188,396.45

                    SHARES OF AIM INTERNATIONAL MUTUAL FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM Asia Pacific Growth Fund
  Class A....................................................................    18,306,922.89
  Class B....................................................................     2,745,552.05
  Class C....................................................................     3,967,839.94
AIM European Growth Fund
  Class A....................................................................    22,254,619.36
  Class B....................................................................     3,765,446.94
  Class C....................................................................     3,924,113.86
  Class R....................................................................       521,304.67
  Investor Class.............................................................     7,574,368.99
AIM Global Aggressive Growth Fund
  Class A....................................................................    34,624,475.62
  Class B....................................................................     5,051,719.75
  Class C....................................................................     1,649,016.36
  Institutional Class........................................................           359.45
AIM Global Growth Fund
  Class A....................................................................    12,554,126.36
  Class B....................................................................     2,923,793.48
  Class C....................................................................     1,041,093.69
  Institutional Class........................................................           368.87
AIM International Core Equity Fund
  Class A....................................................................     5,774,498.68
  Class B....................................................................     1,931,069.42
  Class C....................................................................     3,156,891.32
  Class R....................................................................       258,787.03
  Institutional Class........................................................    24,336,467.97
  Investor Class.............................................................     2,602,038.20
AIM International Growth Fund
  Class A....................................................................    79,803,637.88
  Class B....................................................................     7,281,615.32
  Class C....................................................................     8,147,076.25
  Class R....................................................................     1,369,293.89
  Institutional Class........................................................    22,848,088.90

                           SHARES OF AIM SECTOR FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                                NUMBER OF SHARES
                                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                                           NOVEMBER 30, 2007
--------------------                                                           -----------------
AIM Energy Fund
  Class A....................................................................    15,288,888.84
  Class B....................................................................     3,444,963.67
  Class C....................................................................     4,539,770.04
  Institutional Class........................................................        35,190.49
  Investor Class.............................................................    12,742,055.40
AIM Financial Services Fund
  Class A....................................................................     2,051,897.47
  Class B....................................................................     1,187,029.75
  Class C....................................................................       490,603.48
  Investor Class.............................................................    15,721,450.24
AIM Gold & Precious Metals Fund
  Class A....................................................................    10,373,301.80
  Class B....................................................................     4,203,726.20
  Class C....................................................................     3,607,772.87
  Investor Class.............................................................    22,225,401.73
AIM Leisure Fund
  Class A....................................................................     3,668,543.71
  Class B....................................................................       747,844.60
  Class C....................................................................     1,063,289.52
  Class R....................................................................        18,453.32
  Investor Class.............................................................    11,979,043.51
AIM Technology Fund
  Class A....................................................................     8,960,349.14
  Class B....................................................................     1,952,848.90
  Class C....................................................................       731,593.12
  Institutional Class........................................................           320.68
  Investor Class.............................................................    18,222,138.70
AIM Utilities Fund
  Class A....................................................................    11,129,154.82
  Class B....................................................................     2,639,179.64
  Class C....................................................................     1,265,867.15
  Institutional Class........................................................       986,956.29
  Investor Class.............................................................     5,316,637.02

                     SHARES OF AIM TREASURER'S SERIES TRUST
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                               NUMBER OF SHARES
                                                                                OUTSTANDING ON
NAME OF FUND (CLASS)                                                          NOVEMBER 30, 2007
--------------------                                                          -----------------
Premier Portfolio
  Institutional Class.......................................................   4,011,127,002.03
  Investor Class............................................................     111,125,494.92
Premier Tax-Exempt Portfolio
  Institutional Class.......................................................     143,666,209.15
  Investor Class............................................................      19,410,597.97
Premier U.S. Government Money Portfolio
  Institutional Class.......................................................     122,077,726.56
  Investor Class............................................................      29,484,575.38

                                                                       EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of each Trust who was not affiliated with AIM during the year ended December 31, 2006.

                                                               AGGREGATE COMPENSATION FROM TRUST(1)
                                        ----------------------------------------------------------------------------------
                                                                                                 RETIREMENT
                                                                                                  BENEFITS     ESTIMATED
                                                                            AIM         AIM      ACCRUED BY      ANNUAL
                                        AIM COUNSELOR  AIM INTERNATIONAL   SECTOR   TREASURER'S    ALL AIM   BENEFITS UPON
NAME OF TRUSTEE                          SERIES TRUST     MUTUAL FUNDS     FUNDS   SERIES TRUST   FUNDS(2)   RETIREMENT(3)
---------------                         -------------  -----------------  -------  ------------  ----------  -------------
Bob R. Baker.........................      $ 8,016          $11,265       $10,516     $ 6,311     $230,089      $177,882
Frank S. Bayley......................        8,597           12,090        11,282       6,772      160,600       126,750
James T. Bunch.......................        7,434           10,171         9,751       5,850      149,379       126,750
Bruce L. Crockett....................       15,223           20,388        19,337      12,024       83,163       126,750
Albert R. Dowden.....................        8,597           12,139        11,282       6,772      105,204       126,750
Edward K. Dunn, Jr.(5)...............           --            4,928            --          --      146,326       126,750
Jack M. Fields.......................        7,434           10,489         9,751       5,850      104,145       126,750
Carl Frischling(6)...................        7,434           10,489         9,751       5,850       91,932       126,750
Prema Mathai-Davis...................        7,806           11,216        10,210       6,141      102,401       126,750
Lewis F. Pennock.....................        7,434           10,489         9,751       5,850       85,580       126,750
Ruth H. Quigley(7)...................        8,597           12,008        11,282       6,772      187,330       126,750
Larry Soll...........................        7,434           10,489         9,751       5,850      193,510       146,697
Raymond Stickel, Jr. ................        8,597           11,308        11,126       6,772       77,561       126,750
                                            TOTAL
                                        COMPENSATION
                                          FROM ALL
NAME OF TRUSTEE                         AIM FUNDS(4)
---------------                         ------------
Bob R. Baker.........................     $225,000
Frank S. Bayley......................      241,000
James T. Bunch.......................      203,500
Bruce L. Crockett....................      402,000
Albert R. Dowden.....................      242,000
Edward K. Dunn, Jr.(5)...............       59,750
Jack M. Fields.......................      210,000
Carl Frischling(6)...................      210,000
Prema Mathai-Davis...................      217,500
Lewis F. Pennock.....................      210,000
Ruth H. Quigley(7)...................      242,000
Larry Soll...........................      210,000
Raymond Stickel, Jr. ................      230,750



--------

   (1) Amounts shown for AIM Counselor Series Trust and AIM Treasurer's Series Trust are as of their fiscal years ended August 31, 2007. Amounts shown for AIM International Mutual Funds are as of its fiscal year ended October 31, 2006. Amounts shown for AIM Sector Funds are as of its fiscal year ended March 31, 2007. The total amount of compensation deferred by all trustees of AIM Counselor Series Trust and AIM Treasurer's Series Trust during the fiscal year ended August 31, 2007, including earnings, was $19,200 and $15,017, respectively. The total amount of compensation deferred by all trustees of AIM International Mutual Funds during the fiscal year ended October 31, 2006, including earnings, was $36,436. The total amount of compensation deferred by all trustees of AIM Sector Funds, during the fiscal year ended March 31, 2007, including earnings, was $30,006.





   (2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to AIM Counselor Series Trust and AIM Treasurer's Series Trust in respect of such retirement benefits was $21,218 and $43,503, respectively. During the fiscal year ended October 31, 2006, the total amount of expenses allocated to AIM International Mutual Funds in respect of such retirement benefits was $54,423. During the fiscal year ended March 31, 2007, the total amount of expenses allocated to AIM Sector Funds, in respect of such retirement benefits was $73,158.



   (3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


   (4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.


   (5) Mr. Dunn retired effective as of March 31, 2006.





   (6) During the fiscal year ended August 31, 2007, AIM Counselor Series Trust and AIM Treasurer's Series Trust paid $32,068 and $0, respectively, in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended October 31, 2006, AIM International Mutual Funds paid $39,749 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended March 31, 2007, AIM Sector Funds paid $39,135 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of such Trust. Mr. Frischling is a partner of Kramer Levin.



   (7) Miss Quigley will retire effective as of December 31, 2007.

                                                                       EXHIBIT C



      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AFFILIATED SUB-ADVISERS



AIM FUNDS MANAGEMENT INC.



     The following table provides information with respect to the principal executive officer and the directors of AIM Funds Management Inc. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.


NAME                                   POSITION                        PRINCIPAL OCCUPATION(S)
----                                   --------                        -----------------------
Philip A. Taylor...........    Director, President and     Director, Chief Executive Officer and
                               Chief Executive Officer     President, AIM Mutual Fund Dealer Inc.
                                                           (registered broker dealer), A I M Advisors,
                                                           Inc., AIM Funds Management Inc. d/b/a INVESCO
                                                           Enterprise Services (registered investment
                                                           advisor and registered transfer agent) and
                                                           1371 Preferred Inc. (holding company);
                                                           Director and Chief Executive Officer, AIM
                                                           Trimark Corporate Class Inc. (corporate mutual
                                                           fund company) and AIM Trimark Canada Fund Inc.
                                                           (corporate mutual fund company); Director,
                                                           Chairman, Chief Executive Officer and
                                                           President, A I M Management Group Inc. and
                                                           A I M Capital Management, Inc. (registered
                                                           investment advisor); Director and President,
                                                           INVESCO Funds Group, Inc. (registered
                                                           investment advisor and registered transfer
                                                           agent) and AIM GP Canada Inc. (general partner
                                                           for limited partnership); Director, A I M
                                                           Distributors, Inc. (registered broker dealer);
                                                           Director and Chairman, AIM Investment
                                                           Services, Inc. (registered transfer agent) and
                                                           INVESCO Distributors, Inc. (registered broker
                                                           dealer); Director, President and Chairman, IVZ
                                                           Callco Inc. (holding company), INVESCO Inc.
                                                           (holding company) and AIM Canada Holdings Inc.
                                                           (holding company); Trustee, President and
                                                           Principal Executive Officer, The AIM Family of
                                                           Funds(R) (other than AIM Treasurer's Series
                                                           Trust, Short-Term Investments Trust and Tax-
                                                           Free Investments Trust only); Trustee and
                                                           Executive Vice President, The AIM Family of
                                                           Funds(R) (AIM Treasurer's Series Trust, Short-
                                                           Term Investments Trust and Tax-Free
                                                           Investments Trust only); and Manager,
                                                           PowerShares Capital Management LLC.
David Colvin Warren........   Director, Chief Financial    Vice President, 1371 Preferred Inc., AIM Funds
                              Officer and Executive Vice   Management Inc., AIM Mutual Fund Dealer Inc.,
                                      President            INVESCO Inc. and IVZ Callco Inc.; Director,
                                                           AIM Canada Holdings Inc. and AIM GP Canada
                                                           Inc.; Senior Vice President and Chief
                                                           Administration Officer, A I M Advisors, Inc.,
                                                           A I M Capital Management, Inc. and AIM Private
                                                           Asset Management, Inc.; and Senior Vice
                                                           President, A I M Management Group Inc.
Peter Intraligi............   Director, Chief Operating    Director and Senior Vice President, 1371
                              Officer and Executive Vice   Preferred Inc.; Director, AIM Canada Holdings
                                      President            Inc.; Director, Chief Operating Officer and
                                                           Executive Vice President, AIM Funds Management
                                                           Inc. and IVZ Callco Inc; and Director and
                                                           Executive Vice President, INVESCO Inc.
Susan J. Han...............   Director, General Counsel,   Director, General Counsel, Senior Vice
                              Senior Vice President and    President and Secretary, AIM Funds Management
                                      Secretary            Inc. and 1371 Preferred Inc.; Director and
                                                           Secretary, INVESCO Inc., AIM Canada Holdings
                                                           Inc., AIM Mutual Fund Dealer Inc., AIM GP
                                                           Canada Inc. and IVZ Callco Inc.; and Senior
                                                           Vice President, General Counsel and Secretary,
                                                           AIM Trimark Corporate Class Inc. and AIM
                                                           Trimark Canada Fund Inc.
Graham Anderson............    Director and Senior Vice    Director and Senior Vice President,
                                President, Investments     Investments Operations, AIM Funds Management
                                      Operations           Inc.

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Deutschland GmbH. The business address of the principal executive officer and each director is Bleichstrasse 60-62, Frankfurt, Germany 60313.


NAME                                    POSITION                        PRINCIPAL OCCUPATION(S)
----                                    --------                        -----------------------
Karl-Georg Bayer............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH.
Bernhard Langer.............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH; and Director, INVESCO
                                                            Kapitalanlaegesellschaft mbH
Alexander Heinrich Lehmann..       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH and President, INVESCO Asset
                                                            Management (Switzerland) Ltd.
Christian Puschmann.........            Manager             Director, INVESCO Holding Germany Ltd & Co OHG
                                                            and INVESCO Kapitalanlaegesellschaft mbH; and
                                                            Manager, INVESCO Asset Management Deutschland
                                                            GmbH.




INVESCO ASSET MANAGEMENT LIMITED



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Limited. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.


NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Duthie............            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO North American Group Ltd., INVESCO
                                                              Pacific Group Ltd., INVESCO Pensions Ltd.,
                                                              INVESCO Savings Scheme (Nominees) Ltd.,
                                                              INVESCO Trustee Corporation Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.
Roderick George Howard Ellis..            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Asset Management SA,
                                                              INVESCO CE SA, INVESCO CE Services SA, INVESCO
                                                              Continental Europe Holdings SA, INVESCO
                                                              Continental Europe Service Centre SA, INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd., INVESCO Group Ltd., INVESCO GT
                                                              Asset Management PLC, INVESCO Holland B.V.,
                                                              INVESCO International (Southern Africa) Ltd.,
                                                              INVESCO Pacific Group Ltd., INVESCO Pensions
                                                              Ltd., INVESCO Real Estate Ltd., INVESCO
                                                              Savings Scheme (Nominees) Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.; Supervisory Board, INVESCO
                                                              Asset Management Oesterreich GmbH and INVESCO
                                                              Kapitalanlagegesellschaft mbH; Director and
                                                              Deputy Chairman, INVESCO Global Asset
                                                              Management (Bermuda) Ltd.; and Director, Chief
                                                              Executive Officer and President, INVESCO
                                                              Pacific Holdings Ltd.

NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Yerbury...........            Director            Director and Chief Executive, Atlantic Wealth
                                                              Management Ltd., INVESCO Administration
                                                              Services Ltd., INVESCO Asset Management Ltd.,
                                                              INVESCO Fund Managers Ltd., INVESCO Global
                                                              Investment Funds Ltd., INVESCO Pension Ltd.
                                                              and Perpetual Portfolio Management Ltd.;
                                                              Director, INVESCO UK Ltd. and Perpetual plc;
                                                              and Executive Management Committee and Senior
                                                              Managing Director, Invesco Ltd.
John Rowland..................            Director            Director, Atlantic Wealth Management Ltd.,
                                                              INVESCO Administration Services Ltd., INVESCO
                                                              Asset Management Ireland Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Distributors Ltd., INVESCO
                                                              Global Investment Funds Ltd., INVESCO
                                                              Management S.A., INVESCO UK Ltd., Investment
                                                              Fund Administrators Ltd. and Perpetual
                                                              Portfolio Management Ltd.
Graeme John Proudfoot.........            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO International Holdings Ltd., INVESCO
                                                              North American Group Ltd., INVESCO Pacific
                                                              Group Ltd., INVESCO Savings Scheme (Nominees)
                                                              Ltd., INVESCO Trustee Corporation Ltd.,
                                                              INVESCO UK Holdings PLC, INVESCO UK Ltd., IST
                                                              123 LTD, Lombard Place Securities Ltd.,
                                                              Perpetual Administration Ltd., Perpetual plc,
                                                              Perpetual Unit Trust Management (Nominees)
                                                              Ltd. and Sermon Lane Nominees Ltd.; Alternate
                                                              Director, INVESCO Japan Discovery Trust plc;
                                                              Director and Secretary, AMVESCAP Ltd., and
                                                              Atlantic Wealth Holdings Ltd.; Director and
                                                              Vice President, INVESCO Pacific Holdings Ltd.;
                                                              and Secretary, Royal Canoe Club Trust.
Ian David Trevers.............            Director            Director, INVESCO Administration Services
                                                              Ltd., INVESCO Asset Management Ltd., INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd. and INVESCO Pensions Ltd.
Nigel Marcus Doman............            Director            Director, A I M Global Management Company
                                                              Ltd., INVESCO Asset Management Ltd. and Short-
                                                              Term Investments Company (Global Series)
                                                              Public Limited Company.
Andrew John Rofe..............            Director            Director, INVESCO Asset Management Ltd.,
                                                              Consolidated Properties Investments and
                                                              Metrose Properties Ltd.




INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Andrew Tak Shing Lo......            Director             Chairman and Director, County Investment
                                                          Management Pty Ltd., INVESCO Asset Management
                                                          Australia (Holdings) Ltd., Invesco Australia
                                                          Ltd. and INVESCO Pacific Partner Ltd; Director,
                                                          Invesco Asset Management (Japan) Ltd., INVESCO
                                                          Asset Management Asia Ltd., INVESCO Asset
                                                          Management Pacific Ltd., INVESCO Asset
                                                          Management Singapore Ltd., Invesco Hong Kong
                                                          Ltd., INVESCO Great Wall Fund Management Company
                                                          Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                          Taiwan Ltd.; Executive Management Committee,
                                                          Invesco Ltd.; and Vice President, Invesco
                                                          Institutional (N.A.), Inc.
Atsushi Kawakami.........            Director             Director, Invesco Asset Management (Japan) Ltd.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Alexander Maurice Prout..     Chief Executive Officer     Chief Representative Director, Invesco Asset
                                                          Management (Japan) Ltd.
Masakazu Hasegawa........            Director             Director, Invesco Asset Management (Japan) Ltd.
                                                          and INVESCO Pacific Partner Ltd.




INVESCO AUSTRALIA LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Australia Limited. The business address of the principal executive officer and each director is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....      Chairman and Director      Chairman and Director, County Investment
                                                         Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
John Wallace Nairn......            Director             Director, INVESCO Asset Management Australia
                                                         (Holdings) Ltd. and Invesco Australia Ltd.
Michael Joseph O'Brien..  Director and Chief Executive   Director and Chief Executive Officer, Invesco
                                     Officer             Australia Ltd.; and Director, County Investment
                                                         Management Pty Ltd. and INVESCO Asset Management
                                                         Australia (Holdings) Ltd.
Mark David Yesberg......            Director             Director, Invesco Australia Ltd.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Australia (Holdings) Ltd.,
                                                         INVESCO Asset Management Pacific Ltd., INVESCO
                                                         Asset Management Singapore Ltd., Invesco
                                                         Australia Ltd. and INVESCO Pacific Holdings
                                                         Ltd.; Director and Finance Director, Invesco
                                                         Hong Kong Ltd.; Director and Deputy Chairman,
                                                         INVESCO Pacific Partner Ltd; and Secretary, IRE
                                                         (Hong Kong) Ltd.




INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Global Asset Management (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Kirk Fredrick Holland....   Chief Executive Officer and   Chief Executive Officer and President, Invesco
                                     President            Global Asset Management (N.A.), Inc.; and Vice
                                                          President, Invesco Institutional (N.A.), Inc.
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc. and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO HONG KONG LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Hong Kong Limited. The business address of the principal executive officer and each director is 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....  Director and Chief Executive   Chairman and Director, County Investment
                                     Officer             Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd. and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd, INVESCO Asset
                                                         Management Australia (Holdings) Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Australia
                                                         Ltd., and INVESCO Pacific Holdings Ltd.;
                                                         Director and Finance Director, Invesco Hong Kong
                                                         Ltd.; Director and Deputy Chairman, INVESCO
                                                         Pacific Partner Ltd.; and Secretary, IRE (Hong
                                                         Kong) Ltd.
Gracie Yuen See Liu.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
John Gerald Greenwood...            Director             Director, INVESCO Asset Management Asia Ltd. and
                                                         INVESCO Asset Management Singapore Ltd; and
                                                         Director and Vice Chairman, Invesco Hong Kong
                                                         Ltd.
Siu Mei Lee.............            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
Anna Seen Ming Tong.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd. and Invesco Hong Kong
                                                         Ltd.

INVESCO INSTITUTIONAL (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Institutional (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc., and INVESCO Funds Group, Inc.
Gregory Mark Armour......    Director, Chief Executive    Chairman and Director, Invesco Global Asset
                               Officer and President      Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., INVESCO Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO SENIOR SECURED MANAGEMENT, INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.


           NAME                      POSITION                          PRINCIPAL OCCUPATION(S)
           ----                      --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer,  A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.
Gregory Stoeckle.........      Managing Director and      Managing Director and President, Invesco Senior
                                     President            Secured Management, Inc.; and Senior Vice
                                                          President, Invesco Private Capital, Inc.
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.

                                                                       EXHIBIT D

                        EXISTING SUB-ADVISORY AGREEMENTS

                                                                DATE SUB-ADVISER
                                                               BECAME SUB-ADVISER
                                                                 UNDER EXISTING     DATE LAST SUBMITTED
                                                                  SUB-ADVISORY          TO A VOTE OF
NAME OF FUND AND SUB-ADVISER                                        AGREEMENT           SHAREHOLDERS
----------------------------                                   ------------------   -------------------
AIM Floating Rate Fund.......................................    April 14, 2006            N/A(1)
  (INVESCO Senior Secured Management, Inc.)
AIM International Core Equity Fund...........................   November 25, 2003   October 29, 2003(2)
  (INVESCO Global Asset Management (N.A.), Inc.)
AIM Select Real Estate Income Fund...........................     March 9, 2007            N/A(1)
  (INVESCO Institutional (N.A.), Inc.)
AIM Structured Core Fund.....................................    March 31, 2006            N/A(1)
  (INVESCO Institutional (N.A.), Inc.)
AIM Structured Growth Fund...................................    March 31, 2006            N/A(1)
  (INVESCO Institutional (N.A.), Inc.)
AIM Structured Value Fund....................................    March 31, 2006            N/A(1)
  (INVESCO Institutional (N.A.), Inc.)



--------

   (1) The applicable Fund's initial shareholder initially approved the sub-advisory agreement and such Fund's public shareholders have not subsequently voted on the sub-advisory agreement.

   (2) Shareholders last voted on the sub-advisory agreement on October 28, 2003 for the purpose of approving it as a new sub-advisory agreement. The new sub-advisory agreement differed substantively in certain respects from the prior sub-advisory agreement that had been in place for the Fund. In addition, the new sub-advisory agreement was between A I M Advisors, Inc., the Fund's current investment adviser, and INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), while the prior sub-advisory agreement had been between INVESCO Funds Group, Inc., the Fund's prior investment adviser, and IGAM.

                                                                       EXHIBIT E


                   SUB-ADVISORY FEE SCHEDULES FOR OTHER FUNDS



     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Institutional (N.A.), Inc. by A I M Advisors, Inc. ("AIM"), the investment adviser to the funds listed in the following table, all of which have similar investment objectives.


                                                                                               FEE WAIVER, EXPENSE
                                                                                                LIMITATIONS AND/OR
                                                                           TOTAL NET ASSETS          EXPENSE
                                                                             FOR THE MOST         REIMBURSEMENTS
                                                                               RECENTLY       FOR THE MOST RECENTLY
                                                                           COMPLETED FISCAL      COMPLETED FISCAL
NAME OF FUND                             ANNUAL SUB-ADVISORY FEE RATE       PERIOD OR YEAR        PERIOD OR YEAR
------------                             ----------------------------      ----------------   ---------------------
AIM Global Real Estate Fund........  40% of the compensation paid by the    $  662,316,830          Fee Waiver
                                        Fund to AIM on the sub-advised
                                                    assets
AIM Real Estate Fund...............  40% of the compensation paid by the    $1,453,676,572          Fee Waiver
                                        Fund to AIM on the sub-advised
                                                    assets
AIM Select Real Estate Income        40% of the compensation paid by the    $  224,637,143          Fee Waiver
  Fund.............................     Fund to AIM on the sub-advised
                                                    assets
AIM V.I. Global Real Estate Fund...  40% of the compensation paid by the    $  193,065,749          Fee Waiver
                                        Fund to AIM on the sub-advised
                                                    assets






     The following table provides information with respect to the annual sub-advisory fee rates paid to Invesco Institutional (N.A.), Inc. with respect to other registered investment companies sub-advised by Invesco Institutional (N.A.), Inc. which have similar investment objectives to the funds listed above.


                                                                                               FEE WAIVER, EXPENSE
                                                                                                LIMITATIONS AND/OR
                                                                           TOTAL NET ASSETS          EXPENSE
                                                                             FOR THE MOST         REIMBURSEMENTS
                                                                               RECENTLY       FOR THE MOST RECENTLY
                                                                           COMPLETED FISCAL      COMPLETED FISCAL
NAME OF FUND                             ANNUAL SUB-ADVISORY FEE RATE       PERIOD OR YEAR        PERIOD OF YEAR
------------                             ----------------------------      ----------------   ---------------------
Real Estate Securities Fund
  (a series portfolio of Russell
  Investment Company)..............    0.25% on the first $200 million       $645,213,109              None
                                       0.20% on all amounts thereafter
Real Estate Securities Fund
  (a series portfolio of Russell
  Investment Funds)................    0.25% on the first $200 million       $184,874,917              None
                                       0.20% on all amounts thereafter

                                                                       EXHIBIT F

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM ENERGY FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken as market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that the Fund will invest 25% or more of its assets in one or more energy-related industries; and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

AIM FINANCIAL SERVICES FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken as market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that the Fund will invest 25% or more of its assets in one or more financial services-related industries; and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

AIM GOLD & PRECIOUS METALS FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments. This restriction shall not prevent the Fund from investing in gold bullion;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken as market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that the Fund will invest 25% or more of its assets in one or more gold and precious metals-related industries; and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

AIM INTERNATIONAL CORE EQUITY FUND

     (1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (2) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or
(ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (5) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

AIM LEISURE FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken as market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that the Fund will invest 25% or more of its assets in one or more leisure-related industries; and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

AIM MULTI-SECTOR FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund; and

     (9) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

AIM TECHNOLOGY FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken as market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that the Fund will invest 25% or more of its assets in one or more technology-related industries; and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

AIM UTILITIES FUND

     (1) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (3) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (4) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (5) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (6) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken as market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry; provided however, that the Fund will invest 25% or more of its assets in one or more utilities-related industries; and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

PREMIER PORTFOLIO

     (1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (2) Except to the extent permitted by Rule 2a-7 promulgated under the 1940 Act, or any successor rule thereto, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result,
(i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (5) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

PREMIER TAX-EXEMPT PORTFOLIO

     (1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (2) Except to the extent permitted by Rule 2a-7 promulgated under the 1940 Act, or any successor rule thereto, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (5) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund; and

     (10) Under normal market conditions, the Fund must have at least 80% of its net assets invested in municipal obligations that, based on the opinion of counsel to the issuer, pay interest free from federal income tax.

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

     (1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (2) Except to the extent permitted by Rule 2a-7 promulgated under the 1940 Act, or any successor rule thereto, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings);

     (5) The Fund may not issue senior securities, except as permitted under the 1940 Act;

     (6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

                                                                       EXHIBIT G

 CURRENT TEXT OF THE FIRST PARAGRAPH OF SECTION 6.1 OF EACH DECLARATION OF TRUST

     "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the termination of the Trust or any Portfolio or Class, provided that the Trustees have called a meeting of the Shareholders for the purpose of approving any such termination, unless, as of the date on which the Trustees have determined to so terminate the Trust or such Portfolio or Class, there are fewer than 100 holders of record of the Trust or of such terminating Portfolio or Class; (iv) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (v) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (vi) approve any amendment to this Article VI, Section 6.1; and (vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

                                                                       EXHIBIT H

                               OFFICERS OF TRUSTS

     The following table provides information with respect to the current officers of each Trust. Each officer is elected by each Board and serves for a one year term or until his or her successor is elected and qualified. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH AND                   OFFICER                                            PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST                SINCE              NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------               -------             ----------------               -----------------------
Philip A. Taylor(1) -- 1954.............    2006    AIM Counselor Series Trust            Information about Mr. Taylor
  President and Principal Executive                 AIM International Mutual Funds        is presented earlier in this
  Officer                                           AIM Sector Funds                      proxy statement under
                                                                                          "Proposal 1 -- Election of
                                                                                          Trustees -- Who Are the
                                                                                          Nominees? -- Nominees Who
                                                                                          Currently Are Interested
                                                                                          Persons"
  Executive Vice President                          AIM Treasurer's Series Trust
Karen Dunn Kelley -- 1960...............    2003    AIM Treasurer's Series Trust          Head of INVESCO's World Wide
  President and Principal Executive                                                       Fixed Income and Cash
  Officer                                                                                 Management Group; Director of
                                                                                          Cash Management and Senior
  Vice President                            2004    AIM International Mutual Funds        Vice President, A I M
                                                                                          Advisors, Inc. and A I M
                                            2003    AIM Counselor Series Trust            Capital Management, Inc.;
                                                    AIM Sector Funds                      Executive Vice President,
                                                                                          A I M Distributors, Inc.;
                                                                                          Vice President, The AIM
                                                                                          Family of Funds(R) (other
                                                                                          than AIM Treasurer's Series
                                                                                          Trust, Short-Term Investments
                                                                                          Trust and Tax-Free
                                                                                          Investments Trust); and
                                                                                          President and Principal
                                                                                          Executive Officer, The AIM
                                                                                          Family of Funds(R) (AIM
                                                                                          Treasurer's Series Trust,
                                                                                          Short-Term Investments Trust
                                                                                          and Tax-Free Investments
                                                                                          Trust only)

                                                                                          Formerly: Director and
                                                                                          President, Fund Management
                                                                                          Company (former registered
                                                                                          broker dealer); Chief Cash
                                                                                          Management Officer and
                                                                                          Managing Director, A I M
                                                                                          Capital Management, Inc.; and
                                                                                          Vice President, A I M
                                                                                          Advisors, Inc. and The AIM
                                                                                          Family of Funds(R) (AIM
                                                                                          Treasurer's Series Trust,
                                                                                          Short-Term Investments Trust
                                                                                          and Tax-Free Investments
                                                                                          Trust only)
Russell C. Burk -- 1958.................    2005    AIM Counselor Series Trust            Senior Vice President and
  Senior Vice President and                         AIM International Mutual Funds        Senior Officer, The AIM
  Senior Officer                                    AIM Sector Funds                      Family of Funds(R)
                                                    AIM Treasurer's Series Trust          Formerly: Director of
                                                                                          Compliance and Assistant
                                                                                          General Counsel, ICON
                                                                                          Advisers, Inc.; Financial
                                                                                          Consultant, Merrill Lynch;
                                                                                          and General Counsel and
                                                                                          Director of Compliance, ALPS
                                                                                          Mutual Funds, Inc.
John M. Zerr -- 1962....................    2006    AIM Counselor Series Trust            Director, Senior Vice
  Senior Vice President, Chief Legal                AIM International Mutual Funds        President, Secretary and
  Officer and Secretary                             AIM Sector Funds                      General Counsel, A I M
                                                    AIM Treasurer's Series Trust          Management Group Inc., A I M
                                                                                          Advisors, Inc. and A I M
                                                                                          Capital Management, Inc.;
                                                                                          Director, Vice President and
                                                                                          Secretary, INVESCO
                                                                                          Distributors, Inc. and AIM
                                                                                          Investment Services, Inc.,
                                                                                          Director, Senior Vice
                                                                                          President and Secretary,
                                                                                          A I M Distributors, Inc.;
                                                                                          Director and Vice President,
                                                                                          INVESCO Funds Group, Inc.;
                                                                                          Senior Vice President, Chief
                                                                                          Legal Officer and Secretary,
                                                                                          The AIM Family of Funds(R);
                                                                                          and Manager, PowerShares
                                                                                          Capital Management LLC



----------
      ((1)) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of the Funds.

NAME, YEAR OF BIRTH AND                   OFFICER                                            PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST                SINCE              NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------               -------             ----------------               -----------------------
                                                                                          Formerly: Director, Vice
                                                                                          President and Secretary, Fund
                                                                                          Management Company (former
                                                                                          registered broker dealer);
                                                                                          Vice President, A I M Capital
                                                                                          Management, Inc.; Chief
                                                                                          Operating Officer, Senior
                                                                                          Vice President, General
                                                                                          Counsel and Secretary,
                                                                                          Liberty Ridge Capital, Inc.
                                                                                          (an investment adviser); Vice
                                                                                          President and Secretary, PBHG
                                                                                          Funds (an investment
                                                                                          company); Vice President and
                                                                                          Secretary, PBHG Insurance
                                                                                          Series Fund (an investment
                                                                                          company); Chief Operating
                                                                                          Officer, General Counsel and
                                                                                          Secretary, Old Mutual
                                                                                          Investment Partners (a
                                                                                          broker-dealer); General
                                                                                          Counsel and Secretary, Old
                                                                                          Mutual Fund Services (an
                                                                                          administrator); General
                                                                                          Counsel and Secretary, Old
                                                                                          Mutual Shareholder Services
                                                                                          (a shareholder servicing
                                                                                          center); Executive Vice
                                                                                          President, General Counsel
                                                                                          and Secretary, Old Mutual
                                                                                          Capital, Inc. (an investment
                                                                                          adviser); and Vice President
                                                                                          and Secretary, Old Mutual
                                                                                          Advisors Funds (an investment
                                                                                          company)
Lisa O. Brinkley -- 1959................    2004    AIM Counselor Series Trust            Global Compliance Director,
  Vice President                                    AIM International Mutual Funds        INVESCO PLC; and Vice
                                                    AIM Sector Funds                      President, The AIM Family of
                                                    AIM Treasurer's Series Trust          Funds(R)
                                                                                          Formerly: Senior Vice
                                                                                          President, A I M Management
                                                                                          Group Inc.; Senior Vice
                                                                                          President and Chief
                                                                                          Compliance Officer, A I M
                                                                                          Advisors, Inc.; Vice
                                                                                          President and Chief
                                                                                          Compliance Officer, A I M
                                                                                          Capital Management, Inc. and
                                                                                          A I M Distributors, Inc.;
                                                                                          Vice President, AIM
                                                                                          Investment Services, Inc. and
                                                                                          Fund Management Company
                                                                                          (former registered broker
                                                                                          dealer); Senior Vice
                                                                                          President and Chief
                                                                                          Compliance Officer, The AIM
                                                                                          Family of Funds(R); and
                                                                                          Senior Vice President and
                                                                                          Compliance Director, Delaware
                                                                                          Investments Family of Funds
Kevin M. Carome -- 1956.................    2003    AIM Counselor Series Trust            Senior Vice President and
  Vice President                                    AIM International Mutual Funds        General Counsel, Invesco
                                                    AIM Sector Funds                      Holding Company Ltd.
                                                    AIM Treasurer's Series Trust          (formerly known as INVESCO
                                                                                          PLC); Director, INVESCO Funds
                                                                                          Group, Inc.; Director and
                                                                                          Secretary, IVZ, Inc. and
                                                                                          INVESCO Group Services, Inc.;
                                                                                          Secretary, INVESCO North
                                                                                          America Holdings, Inc.; and
                                                                                          Vice President, The AIM
                                                                                          Family of Funds(R)

                                                                                          Formerly: Director, Senior
                                                                                          Vice President, Secretary and
                                                                                          General Counsel, A I M
                                                                                          Management Group Inc. and
                                                                                          A I M Advisors, Inc.; Senior
                                                                                          Vice President, A I M
                                                                                          Distributors, Inc.; Director,
                                                                                          Vice President and General
                                                                                          Counsel, Fund Management
                                                                                          Company (former registered
                                                                                          broker dealer); Vice
                                                                                          President, A I M Capital
                                                                                          Management, Inc. and AIM
                                                                                          Investment Services, Inc.;
                                                                                          and Senior Vice President,
                                                                                          Chief Legal Officer and
                                                                                          Secretary, The AIM Family of
                                                                                          Funds(R); Director and Vice
                                                                                          President, INVESCO
                                                                                          Distributors, Inc.; Chief
                                                                                          Executive Officer and
                                                                                          President, INVESCO Funds
                                                                                          Group; Senior Vice President
                                                                                          and General Counsel, Liberty
                                                                                          Financial Companies, Inc.;
                                                                                          and Senior Vice President and
                                                                                          General Counsel, Liberty
                                                                                          Funds Group, LLC
Sidney M. Dilgren -- 1961...............    2004    AIM Counselor Series Trust            Vice President, A I M
  Vice President, Treasurer                         AIM International Mutual Funds        Advisors, Inc. and A I M
                                                                                          Capital Management, Inc.; and
                                                                                          Vice President, Treasurer and
                                                                                          Principal Financial Officer,
                                                                                          The AIM

NAME, YEAR OF BIRTH AND                   OFFICER                                            PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST                SINCE              NAME OF TRUST(S)                 DURING PAST 5 YEARS
---------------------------               -------             ----------------               -----------------------
  and Principal Financial Officer                   AIM Sector Funds                      Family of Funds(R)
                                                    AIM Treasurer's Series Trust
                                                                                          Formerly: Fund Treasurer,
                                                                                          A I M Advisors, Inc.; Senior
                                                                                          Vice President, AIM
                                                                                          Investment Services, Inc. and
                                                                                          Vice President, A I M
                                                                                          Distributors, Inc.
Lance A. Rejsek -- 1967.................    2005    AIM Counselor Series Trust            Anti-Money Laundering
  Anti-Money Laundering Compliance                  AIM International Mutual Funds        Compliance Officer, A I M
  Officer                                           AIM Sector Funds                      Advisors, Inc., A I M Capital
                                                    AIM Treasurer's Series Trust          Management, Inc., A I M
                                                                                          Distributors, Inc., AIM
                                                                                          Investment Services, Inc.,
                                                                                          AIM Private Asset Management,
                                                                                          Inc. and The AIM Family of
                                                                                          Funds(R)

                                                                                          Formerly: Anti-Money
                                                                                          Laundering Compliance
                                                                                          Officer, Fund Management
                                                                                          Company; (former registered
                                                                                          broker dealer); and Manager
                                                                                          of the Fraud Prevention
                                                                                          Department, AIM Investment
                                                                                          Services, Inc.
Todd L. Spillane -- 1958................    2006    AIM Counselor Series Trust            Senior Vice President, A I M
  Chief Compliance Officer                          AIM International Mutual Funds        Management Group Inc.; Senior
                                                    AIM Sector Funds                      Vice President and Chief
                                                    AIM Treasurer's Series Trust          Compliance Officer, A I M
                                                                                          Advisors, Inc. and A I M
                                                                                          Capital Management, Inc.;
                                                                                          Chief Compliance Officer, The
                                                                                          AIM Family of Funds(R),
                                                                                          INVESCO Global Asset
                                                                                          Management (N.A.), Inc. (an
                                                                                          investment adviser), INVESCO
                                                                                          Institutional (N.A.), Inc.
                                                                                          (an investment adviser),
                                                                                          INVESCO Private Capital, Inc.
                                                                                          (an investment adviser),
                                                                                          INVESCO Private Capital
                                                                                          Investments, Inc. (holding
                                                                                          company) and INVESCO Senior
                                                                                          Secured Management, Inc. (an
                                                                                          investment adviser); and Vice
                                                                                          President, A I M
                                                                                          Distributors, Inc. and AIM
                                                                                          Investment Services, Inc.

                                                                                          Formerly: Chief Compliance
                                                                                          Officer and Vice President,
                                                                                          Fund Management Company;
                                                                                          (former registered broker
                                                                                          dealer); Vice President,
                                                                                          A I M Capital Management,
                                                                                          Inc.; Global Head of Product
                                                                                          Development, AIG-Global
                                                                                          Investment Group, Inc.; Chief
                                                                                          Compliance Officer and Deputy
                                                                                          General Counsel, AIG-
                                                                                          SunAmerica Asset Management,
                                                                                          and Chief Compliance Officer,
                                                                                          Chief Operating Officer and
                                                                                          Deputy General Counsel,
                                                                                          American General Investment
                                                                                          Management

                                                                       EXHIBIT I

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of October 31, 2007, of shares of beneficial interest of each class of each of the Funds by the trustees, nominees, and current executive officers of the Trusts. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of October 31, 2007.

AIM COUNSELOR SERIES TRUST

NAME OF                                                                   NUMBER OF SHARES
TRUSTEE/NOMINEE/                                                            OF THE FUNDS      PERCENT OF
OFFICER                                 FUND AND CLASS                   OWNED BENEFICIALLY      CLASS
----------------                        --------------                   ------------------   ----------
James T. Bunch........         AIM Floating Rate Fund (Class A)                 121.222            *
                         AIM Select Real Estate Income Fund (Class A)           102.969            *
Bruce L. Crockett.....   AIM Select Real Estate Income Fund (Class A)           205.928            *
Albert R. Dowden......        AIM Structured Value Fund (Class A)             2,950.853            2%
Lewis F. Pennock......   AIM Select Real Estate Income Fund (Class A)           205.928            *
Raymond Stickel,                                                              1,031.637            *
  Jr. ................          AIM Multi-Sector Fund (Class A)
All trustees,
  nominees, and
  current executive
  officers as a
  group...............         AIM Floating Rate Fund (Class A)                 121.222            *
                                AIM Multi-Sector Fund (Class A)               1,031.637            *
                         AIM Select Real Estate Income Fund (Class A)           514.825            *
                              AIM Structured Value Fund (Class A)             2,950.853            2%



--------

   * To the best knowledge of the Trust, the ownership of shares of each series portfolio of each Trust by trustees, nominees and current executive officers of each Trust as a group constituted less than 1% of each class of each series portfolio of the Trusts as of October 31, 2007.

AIM INTERNATIONAL MUTUAL FUNDS

                                                                          NUMBER OF SHARES
NAME OF TRUSTEE/                                                            OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                         FUND AND CLASS                   OWNED BENEFICIALLY      CLASS
----------------                        --------------                   ------------------   ----------
Martin L. Flanagan....   AIM International Growth Fund (Institutional           156.569            *
                                            Class)
Frank S. Bayley.......      AIM Asia Pacific Growth Fund (Class A)            2,041.416            *
                              AIM European Growth Fund (Class A)                651.829            *
                               AIM Global Growth Fund (Class A)                 674.312            *
Bruce L. Crockett.....      AIM International Growth Fund (Class A)              77.924            *
Albert R. Dowden......      AIM Asia Pacific Growth Fund (Class A)            1,146.504            *
                              AIM European Growth Fund (Class A)                749.295            *
Lewis F. Pennock......      AIM Asia Pacific Growth Fund (Class A)              202.265            *
                              AIM European Growth Fund (Class A)                119.962            *
                         AIM International Core Equity Fund (Class A)           481.900            *
                            AIM International Growth Fund (Class A)             176.322            *
Ruth H. Quigley.......      AIM Asia Pacific Growth Fund (Class A)            2,630.398            *
Larry Soll............    AIM Global Aggressive Growth Fund (Class A)         1,895.507            *
John M. Zerr..........     AIM European Growth Fund (Investor Class)            391.809            *
                         AIM International Growth Fund (Institutional           139.731            *
                                            Class)
Lisa O. Brinkley......   AIM International Growth Fund (Institutional           275.704            *
                                            Class)
Kevin M. Carome.......   AIM International Growth Fund (Institutional           400.716            *
                                            Class)
Sidney M. Dilgren.....   AIM International Growth Fund (Institutional         3,381.567            *
                                            Class)
Karen Dunn Kelley.....   AIM International Growth Fund (Institutional         1,740.123            *
                                            Class)
Lance A. Rejsek.......   AIM International Growth Fund (Institutional         3,149.087            *
                                            Class)
Todd L. Spillane......   AIM International Growth Fund (Institutional           821.737            *
                                            Class)
All trustees,
  nominees, and
  current executive
  officers as a
  group...............      AIM Asia Pacific Growth Fund (Class A)            6,020.583            *
                              AIM European Growth Fund (Class A)              1,521.086            *
                           AIM European Growth Fund (Investor Class)            391.809            *
                          AIM Global Aggressive Growth Fund (Class A)         1,895.507            *
                               AIM Global Growth Fund (Class A)                 674.312            *
                         AIM International Core Equity Fund (Class A)           481.900            *
                            AIM International Growth Fund (Class A)             254.246            *
                         AIM International Growth Fund (Institutional        10,065.234            *
                                            Class)



AIM SECTOR FUNDS

                                                                          NUMBER OF SHARES
NAME OF TRUSTEE/                                                            OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                         FUND AND CLASS                   OWNED BENEFICIALLY      CLASS
----------------                        --------------                   ------------------   ----------
Albert R. Dowden......             AIM Energy Fund (Class A)                    722.524            *
Ruth H. Quigley.......             AIM Energy Fund (Class A)                  1,266.953            *
                           AIM Gold & Precious Metals Fund (Investor            621.030            *
                                            Class)
Larry Soll............         AIM Energy Fund (Investor Class)               1,520.455            *
                         AIM Financial Services Fund (Investor Class)         1,556.494            *
                           AIM Gold & Precious Metals Fund (Investor         14,987.383            *
                                            Class)
                               AIM Leisure Fund (Investor Class)                616.620            *
                             AIM Technology Fund (Investor Class)             1,685.267            *
Raymond Stickel,                                                                590.319            *
  Jr. ................            AIM Leisure Fund (Class A)
Lance A. Rejsek.......             AIM Energy Fund (Class A)                    231.780            *
All trustees,                                                                 2,221.257            *
  nominees, and
  current executive
  officers as a
  group...............             AIM Energy Fund (Class A)
                               AIM Energy Fund (Investor Class)               1,520.455            *

                                                                          NUMBER OF SHARES
NAME OF TRUSTEE/                                                            OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                         FUND AND CLASS                   OWNED BENEFICIALLY      CLASS
----------------                        --------------                   ------------------   ----------
                         AIM Financial Services Fund (Investor Class)         1,556.494            *
                           AIM Gold & Precious Metals Fund (Investor         15,608.413            *
                                            Class)
                                  AIM Leisure Fund (Class A)                    590.319            *
                               AIM Leisure Fund (Investor Class)                616.620            *
                             AIM Technology Fund (Investor Class)             1,685.267            *





AIM TREASURER'S SERIES TRUST



                                                                          NUMBER OF SHARES
NAME OF TRUSTEE/                                                            OF THE FUNDS      PERCENT OF
NOMINEE/OFFICER                         FUND AND CLASS                   OWNED BENEFICIALLY      CLASS
----------------                        --------------                   ------------------   ----------
Larry Soll............        Premier Portfolio (Investor Class)            1,775,593.230          2%
Karen Dunn Kelley.....        Premier Portfolio (Investor Class)           11,220,135.870         10%
All Trustees, nominees
  and current
  executive officers
  as a group..........        Premier Portfolio (Investor Class)           12,995,729.100         12%





--------

    * To the best knowledge of each Trust, the ownership of shares of each series portfolio of each Trust by trustees, nominees and current executive officers of each Trust as a group constituted less than 1% of each class of each series portfolio of the Trusts as of October 31, 2007.

                                                                       EXHIBIT J

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of October 31, 2007, to the best knowledge of Trusts owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
AIM COUNSELOR SERIES
  TRUST
AIM FLOATING RATE FUND
Pershing LLC.............        Class A            3,378,243.61     14.93%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co Inc..        Class A            2,038,779.39      9.01%
  Special Custody FBO
  Customers
  (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Merrill Lynch Pierce
  Fenner & Smith.........        Class C            1,896,051.43     19.15%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class C            1,508,048.10     15.23%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class C              653,260.89      6.60%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Morgan Stanley DW........        Class C              531,932.58      5.37%
  Attn: Mutual Fund
  Operations
  3 Harborside PL FL 6
  Jersey City, NJ 07311-
  3907
George E Prescott........        Class R                7,488.70     31.90%
  George E Prescott
  4 Windward Ln
  Scarborough, ME 04074-
  8244
Judith C Foss............        Class R                2,764.41     11.77%
  Judith C Foss
  336 Cousins St
  Yarmouth, ME 04096-5508
Ryder Creative Inc.......        Class R                2,305.95      9.82%
  Thomas A Ryder
  5 Old Oregon Trl
  Acton, MA 01720-7744
Jennifer R Jacobson......        Class R                2,115.05      9.01%
  Jennifer R Jacobson
  P.O. Box 677
  Yarmouth, ME 04096-0677
MG Trustco 401K..........        Class R                1,708.54      7.28%
  FBO Heifer
  International
  Foundation
  403B
  700 17(th) St Ste 300
  Denver, CO  80202-3531
MG Trustco Cust FBO......        Class R                1,534.88      6.54%
  Heifer International
  Foundation Emp
  700 17(th) St Ste 300
  Denver, CO  80202-3531
American Enterprise
  Investment SVCS........        Class R                1,222.22      5.21%
  P.O. Box 9446
  Minneapolis, MN  55474-
  0001
AIM Moderate Asset
  Allocation Fund........  Institutional Class      2,611,011.73     44.19%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Conservative Asset
  Allocation.............  Institutional Class        966,811.62     16.36%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Income Allocation
  Fund...................  Institutional Class        752,497.55     12.73%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderately
  Conservative...........  Institutional Class        605,292.79     10.24%
  Allocation Fund Omnibus
  Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
Wells Fargo Investments
  LLC....................  Institutional Class        604,371.93     10.23%
  625 Marquette Ave S
  13(th) Fl
  Minneapolis, MN  55402-
  2308
AIM MULTI-SECTOR FUND
Charles Schwab & Co Inc..        Class A            5,978,223.46     33.69%
  Special Custody Acct
  for the
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC.............        Class A            1,794,949.77     10.11%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC.............        Class B              484,039.98     15.76%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC.............        Class C              754,185.20     22.01%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class C              237,481.73      6.93%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
AIM Growth Allocation....  Institutional Class      2,992,771.54     52.49%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
AIM Moderate Asset
  Allocation Fund........  Institutional Class      1,274,403.12     22.35%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Growth
  Allocation Fund........  Institutional Class      1,215,404.50     21.32%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM SELECT REAL ESTATE
  INCOME FUND
Citigroup Global Markets
  House..................        Class A            3,053,315.49     23.49%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch Pierce
  Fenner & Smith.........        Class A            1,448,653.90     11.15%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Charles Schwab & Co Inc..        Class A              685,102.47      5.27%
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC.............        Class B                2,469.83     20.24%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Joseph F Dimaria.........        Class B                1,600.85     13.12%
  Joseph F Dimaria
  602 Place Du Bois
  Mandeville, LA  70471-
  1720
ANTC.....................        Class B                1,144.26      9.38%
  Atlas Engineering Inc
  Tom Caldwell
  6205 Winthrop Dr
  Raleigh, NC  27612-2145
Morgan Stanley DW........        Class B                  958.63      7.85%
  Attn: Mutual Fund
  Operations
  3 Harborside PL FL 6
  Jersey City, NJ 07311-
  3907
American Enterprise
  Investment SVCS........        Class B                  656.13      5.38%
  P.O. Box 9446
  Minneapolis, MN  55474-
  0001
NFS LLC..................        Class B                  612.25      5.02%
  NFS/FMTC IRA
  FBO Robert C Wren II
  6 Blueberry Ln
  Stockton Spgs, ME
  04981-4119
NFS LLC FBO..............        Class C                8,337.62     28.92%
  George R McClelland
  Catherine H McClelland
  14000 Fox Run Ct
  Phoenix, MD  21131-1852
Pershing LLC.............        Class C                4,870.55     16.90%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Bon Temps Ventures.......        Class C                3,201.67     11.11%
  Robert E George
  31325 Shannon Dr
  Lacombe, LA  70445-2811
LPL Financial Services...        Class C                3,079.03     10.68%
  9785 Towne Centre Dr
  San Diego, CA  92121-
  1968
ANTC Cust Ira FBO........        Class C                1,983.82      6.88%
  Joseph Prescia
  3607 E Old Post Rd
  New Iberia, LA  70560-
  8282
Carle G Danis............        Class C                1,467.06      5.09%
  178 Old Post Rd
  Arundel, ME 04046-7710
AIM Advisors Inc.........  Institutional Class            599.11       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AIM STRUCTURED CORE FUND
AIM Advisors Inc.........        Class A               60,975.40     44.15%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
NFS LLC FEBO.............        Class A               15,056.05     10.90%
  Merrill Lynch BK & TR
  Co FSB
  210 West 90(th) Street
  #6B
  New York, NY  10024-
  1242
Charles Schwab & Co Inc..        Class A               11,189.85      8.10%
  Special Custody FBO
  Customers
  (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
AIM Advisors Inc.........        Class B               60,599.92     82.54%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AIM Advisors Inc.........        Class C               60,599.92     64.56%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
Merrill Lynch Pierce
  Fenner & Smith.........        Class C               17,561.06     18.71%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
AIM Advisors Inc.........        Class R               60,881.12     99.40%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AIM Advisors Inc.........  Institutional Class         61,063.69     72.68%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
Frank Cristo & Jeffrey
  Isaacs TTEES...........  Institutional Class         22,949.25     27.32%
  District #15 Ordinary
  Life Fund UA
  43 N Central Avenue
  Valley Stream, NY
  11580-3897
AIM STRUCTURED GROWTH
  FUND
Merrill Lynch Pierce
  Fenner & Smith.........        Class A              162,817.82     24.57%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class A              132,971.69     20.07%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
Morgan Stanley DW........        Class A              121,258.03     18.30%
  Attn: Mutual Fund
  Operations
  3 Harborside PL FL 6
  Jersey City, NJ 07311-
  3907
Charles Schwab & Co Inc..        Class A               36,050.69      5.44%
  Special Custody FBO
  Customers
  (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
LPL Financial Services...        Class B                5,713.90      9.85%
  9785 Towne Centre Drive
  San Diego, CA  92121-
  1968
Merrill Lynch Pierce
  Fenner & Smith.........        Class B                5,246.75      9.05%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
ANTC Cust IRA............        Class B                3,641.01      6.28%
  FBO Timothy Donovan
  2504 Gardens Pkwy
  Palm Bch Gdns, FL
  33410-2934
NFS LLC FBO..............        Class B                2,998.42      5.17%
  Bruce Jacobs
  P.O. Box 204
  Richmond, VT 05477-0204
Merrill Lynch Pierce
  Fenner & Smith.........        Class C              140,569.22     67.43%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Charles Schwab & Co Inc..        Class C               30,408.68     14.59%
  Special Custody Acct
  FBO Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
AMOSKEAG Chiropractic
  Inc....................        Class R                  514.14     44.83%
  Edward J Rusher
  357 Coolidge Ave
  Manchester, NH 03102-
  3206
AIM Advisors Inc.........        Class R                  316.46     27.59%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AMOSKEAG Chiropractic
  Inc....................        Class R                  298.97     26.07%
  Eleanor Rusher
  357 Coolidge Ave
  Manchester, NH 03102-
  3206
AIM Growth Allocation....  Institutional Class      6,164,271.67     42.45%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Asset
  Allocation Fund........  Institutional Class      4,101,572.11     28.25%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Growth
  Allocation.............  Institutional Class      3,442,141.62     23.70%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM STRUCTURED VALUE FUND
USHA Balasubramanian &...        Class A               24,280.58     14.21%
  Bala Balasubramanian
  JTWROS
  1240 Normandy Dr
  Blue Bell, PA  19422-
  1432
Robert L Shoss &.........        Class A               15,323.99      8.97%
  Elizabeth K Shoss
  JTWROS
  5320 Braeburn Dr
  Bellaire, TX  77401-
  4802
Charles Schwab & Co Inc..        Class A               13,676.00      8.00%
  Special Custody  FBO
  Customers
  (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC.............        Class A               10,356.72      6.06%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce
  Fenner & Smith.........        Class A                9,620.42      5.63%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class B                3,824.53      6.19%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Raymond James & Assoc
  Inc....................        Class C                1,669.45      9.86%
  FBO Cruse J&L
  880 Carillon Pkwy
  St Petersburg, FL
  33716-1100
Window Treatments By
  Susan..................        Class C                1,441.08      8.52%
  Susan T Keck
  910 Bear Claw Way
  Madison, WI  53717-2749
ANTC.....................        Class C                1,390.87      8.22%
  Victorian Sales
  William T Spangler
  536 Smith Ct
  Robertsville, MO
  63072-1938
Resources Trust Company..        Class C                1,278.35      7.55%
  FBO Richard A Pierce
  P.O. Box 5900
  Denver, CO  80217-5900
Resources Trust Company..        Class C                1,203.47      7.11%
  FBO Joan R Higley
  P.O. Box 5900
  Denver, CO  80217-5900
Pershing LLC.............        Class C                1,015.40      6.00%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
ANTC.....................        Class C                  859.57      5.08%
  Capital Q
  Kelly Bleak
  P.O. Box 823
  Heber, AZ  85928-0823
ANTC CUST IRA............        Class C                  855.95      5.06%
  FBO Gary R Warren
  18 Dunmow Cres
  Fairport, NY  14450-
  3837

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
ANTC.....................        Class C                  849.07      5.02%
  Sudon Brothers Inc
  Joseph Sudon
  4958 Maple St
  Vienna, OH  44473-9632
AMOSKEAG Chiropractic
  Inc....................        Class R                  496.84     52.82%
  Edward J Rusher
  357 Coolidge Ave
  Manchester, NH 03102-
  3206
AMOSKEAG Chiropractic
  Inc....................        Class R                  290.31     30.86%
  Eleanor Rusher
  357 Coolidge Ave
  Manchester, NH 03102-
  3206
AIM Advisors Inc.........        Class R                  123.74     13.15%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AIM Growth Allocation....  Institutional Class      5,246,443.81     43.46%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Asset
  Allocation Fund........  Institutional Class      3,189,977.92     26.43%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Growth
  Allocation.............  Institutional Class      2,842,036.59     23.54%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM INTERNATIONAL MUTUAL FUNDS
AIM ASIA PACIFIC GROWTH
  FUND
Pershing LLC.............        Class A            1,659,823.19      9.05%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce
  Fenner & Smith.........        Class A            1,632,993.15      8.90%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class B              336,645.05     12.12%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class B              229,529.97      8.26%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch Pierce
  Fenner & Smith.........        Class B              158,189.93      5.69%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce
  Fenner & Smith.........        Class C            1,069,263.58     27.11%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class C              363,322.15      9.21%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class C              256,481.36      6.50%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM EUROPEAN GROWTH FUND
Merrill Lynch Pierce
  Fenner & Smith.........        Class A            1,859,426.26      8.36%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class A            1,632,319.28      7.33%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class A            1,595,822.65      7.17%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co Inc..        Class A            1,511,553.72      6.79%
  Reinvestment Account
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC.............        Class B              377,682.28      9.87%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class B              364,770.99      9.53%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch Pierce
  Fenner & Smith.........        Class B              216,940.95      5.67%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class C              928,285.09     23.67%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch Pierce
  Fenner & Smith.........        Class C              665,544.10     16.97%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class C              230,106.11      5.87%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
State Street Bank & Trust
  Co Cust................        Class R              152,083.01     29.74%
  For Various Symetra
  Retirement Plans
  801 Pennsylvania Ave
  Kansas City, MO  64105-
  1307
Hartford Life Insurance
  Co Separate............        Class R               99,576.54     19.47%
  Account 401K
  P.O. Box 2999
  Hartford, CT 06104-2999
Reliance Trust Company
  Cust FBO...............        Class R               29,014.62      5.67%
  Grand Rapids
  Opthalmology PC
  3300 Northeast Expy Ste
  200
  Atlanta, GA  30341-3932

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
Reliance Trust Company
  Custodian..............        Class R               27,050.72      5.29%
  FBO Morley Incentives
  401K Profit Sharing
  Plan & Trust
  P.O. Box 48529
  Atlanta, GA  30362-1529
Charles Schwab & Co Inc..     Investor Class        1,835,165.56     23.96%
  Special Custody  FBO
  Customers
  (SIM)
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class          949,788.89     12.40%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty St 5(th) Fl
  Attn: Kate- Recon
  New York, NY  10281-
  5503
FIIOC Agent..............     Investor Class          538,772.69      7.03%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY  41015-
  1987
AIM GLOBAL AGGRESSIVE
  GROWTH FUND
Merrill Lynch Pierce
  Fenner & Smith.........        Class A            2,969,865.80      8.57%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class A            2,462,415.55      7.11%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class A            2,274,418.59      6.56%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce
  Fenner & Smith.........        Class B              351,110.91      6.86%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class B              303,936.09      5.94%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce
  Fenner & Smith.........        Class C              243,979.37     14.93%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class C              151,895.78      9.30%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class C              121,849.95      7.46%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc.........  Institutional Class            359.45       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AIM GLOBAL GROWTH FUND
Citigroup Global Markets
  House..................        Class A            1,074,609.44      8.50%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch Pierce
  Fenner & Smith.........        Class A              865,992.99      6.85%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class A              653,493.11      5.17%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC.............        Class B              218,162.67      7.24%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch Pierce
  Fenner & Smith.........        Class B              173,183.50      5.75%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce
  Fenner & Smith.........        Class C              158,409.23     14.97%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class C               82,215.49      7.77%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class C               59,830.40      5.65%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
AIM Advisors Inc.........  Institutional Class            368.87       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
AIM INTERNATIONAL GROWTH
  FUND
Merrill Lynch Pierce
  Fenner & Smith.........        Class A           22,996,536.43     29.02%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Merrill Lynch Pierce
  Fenner & Smith.........        Class B            1,234,390.17     16.58%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class B              665,246.97      8.93%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class B              417,845.98      5.61%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
Merrill Lynch Pierce
  Fenner & Smith.........        Class C            3,212,428.49     39.75%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class C              612,406.81      7.58%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Morgan Stanley DW........        Class C              523,817.15      6.48%
  Attn: Mutual Fund
  Operations
  3 Harborside PL Fl 6
  Jersey City, NJ 07311-
  3907
Merrill Lynch Pierce
  Fenner & Smith.........        Class R              232,501.34     17.39%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
Hartford Life Insurance
  Co Separate............        Class R               92,897.51      6.95%
  Account 401K
  P.O. Box 2999
  Hartford, CT 06104-2999
Wachovia Bank FBO........        Class R               73,139.50      5.47%
  Robb & Stuckey LLLP 401
  K
  NC 1151
  1525 West WT Harris
  Blvd
  Charlotte, NC  28288-
  0001
Merrill Lynch Pierce
  Fenner & Smith.........  Institutional Class      5,018,611.97     22.25%
  FBO The Sole Benefit of
  Customers
  Attn: Fund
  Administration
  4800 Deer Lake Dr East
  2(nd) Fl
  Jacksonville, FL
  32246-6484
First Command Bank
  Trust..................  Institutional Class      4,312,091.79     19.12%
  FBO First Command SIP
  Attn: Trust Department
  P.O. Box 901075
  Fort Worth, TX  76101-
  2075
AIM Growth Allocation....  Institutional Class      2,666,811.66     11.82%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM International
  Allocation Fund........  Institutional Class      2,636,572.82     11.69%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Asset
  Allocation Fund........  Institutional Class      1,703,941.10      7.56%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Growth
  Allocation.............  Institutional Class      1,588.232.30      7.04%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM INTERNATIONAL CORE
  EQUITY FUND
Merrill Lynch............        Class A              672,360.52     11.61%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class A              329,455.50      5.69%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class B              209,537.60     10.66%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class B              131,822.88      6.71%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class C            1,376,132.25     44.46%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
MG Trust Co Cust.........        Class R               20,839.74      8.14%
  Bracing Systems Inc
  401K Pensio
  700 17(th) St Ste 300
  Denver, CO  80202-3531
Reliance Trust Company
  Cust FBO...............        Class R               20,422.50      7.98%
  William J Kamm and Sons
  Inc 401K Plan
  P.O. Box 48529
  Atlanta, GA  30362-1529
Orchard Trust LLC FBO....        Class R               14,172.39      5.54%
  Employee Benefits
  c/o Great West Life
  Attn: Mutual Fund
  Trading 272
  8515 E Orchard Rd
  Englewood, CA  80111-
  5002
AIM International
  Allocation Fund........  Institutional Class      8,752,340.69     36.47%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Growth Allocation
  Fund...................  Institutional Class      5,684,250.23     23.69%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Asset
  Allocation Fund........  Institutional Class      4,841,440.90     20.18%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
AIM Moderate Growth
  Allocation.............  Institutional Class      3,385,694.08     14.11%
  Fund Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
Charles Schwab & Co Inc..     Investor Class          196,133.26      7.49%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
GPC Securities Inc As
  Agent For..............     Investor Class          178,618.82      6.82%
  Merrill Lynch B&T Co
  FSB TTEE
  401K Retirement &
  Savings Pln
  For Employees of
  Fairfield Inc
  P.O. Box 7940
  Lafayette, IN  47903-
  7940
AIM SECTOR FUNDS
AIM ENERGY FUND

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
Pershing LLC.............        Class A            2,035,377.82     13.16%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co Inc..        Class A            1,672,755.93     10.81%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Merrill Lynch............        Class A              870,545.42      5.63%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class B              488,315.38     14.13%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class B              335,622.55      9.71%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch............        Class B              178,771.69      5.17%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Merrill Lynch............        Class C              639,105.51     13.96%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Citigroup Global Markets
  House..................        Class C              592,986.70     12.96%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class C              479,198.71     10.47%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Nat'l Financial Services
  Corp...................  Institutional Class         26,958.33     81.74%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503
Pershing LLC.............  Institutional Class          4,079.36     12.37%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Charles Schwab & Co Inc..     Investor Class        1,980,823.17     15.46%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class        1,525,964.22     11.91%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503
Citigroup Global Markets
  Inc....................     Investor Class          870,033.31      6.79%
  333 W 34(th) St 3(rd)
  Floor
  New York, NY  10001-
  2402
Nationwide Trust Company
  FSB....................     Investor Class          797,403.30      6.22%
  c/o IPO Portfolio Acct
  P.O. Box 182029
  Columbus, OH  43218-
  2029
AIM FINANCIAL SERVICES
  FUND
Pershing LLC.............        Class A              266,266.50     12.34%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class A              113,431.83      5.26%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Charles Schwab & Co Inc..        Class A              111,093.97      5.15%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC.............        Class B              173,290.80     14.10%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class B               77,184.37      6.28%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Merrill Lynch............        Class B               62,033.35      5.05%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class C               73,194.67     14.93%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class C               48,800.67      9.95%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Charles Schwab & Co Inc..     Investor Class        3,552,728.48     22.22%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class          941,203.09      5.89%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503
AIM GOLD & PRECIOUS
  METALS FUND
Pershing LLC.............        Class A            1,751,733.64     17.73%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC.............        Class B            1,032,184.90     24.95%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Citigroup Global Markets
  House..................        Class B              212,156.41      5.13%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Citigroup Global Markets
  House..................        Class C              360,634.74     10.58%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class C              346,873.12     10.18%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class C              310,589.64      9.11%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Charles Schwab & Co Inc..     Investor Class        3,344,176.52     15.26%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class        2,410,560.32     11.00%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
AIM LEISURE FUND
Charles Schwab & Co Inc..        Class A              892,146.31     23.54%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Pershing LLC.............        Class A              487,728.62     12.87%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
NFS LLC FBO..............        Class A              264,428.37      6.98%
  Transamerica Life
  Insurance
  1150 S Olive St Ste
  2700
  Los Angeles, CA  90015-
  2211
Delaware Charter
  Guarantee & Trust......        Class A              203,702.34      5.38%
  FBO Principal Financial
  Group Omnibus Qualified
  711 High St
  Des Moines, IA  50392-
  0001
Pershing LLC.............        Class B              185,800.65     24.31%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class C              161,379.25     14.71%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class C              156,147.38     14.23%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
MG Trustco TTEE TTEE.....        Class R                4,147.41     22.33%
  Frontier Trustco
  LH Gault & Son Inc
  Retirement Sav
  P.O. Box 10699
  Fargo, ND  58106-0699
MG Trustco TTEE TTEE.....        Class R                3,632.02     19.56%
  Frontier Trustco
  URY & Moskow LLC
  P.O. Box 10699
  Fargo, ND  58106-0699
MG Trustco Cust FBO......        Class R                3,034.01     16.34%
  Community Bank Corp
  401K P
  700 17(th) St Ste 300
  Denver, CO  80202-3531
NFS LLC FBO..............        Class R                1,325.05      7.13%
  Macatawa Bank DBA Zeel
  & Co
  P.O. Box 3119
  Holland, MI  49422-3119
Charles Schwab & Co Inc..     Investor Class        2,487,468.99     20.48%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class        1,043,587.03      8.59%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503
AIM TECHNOLOGY FUND
NFS LLC FBO..............        Class A            1,110,843.23     12.33%
  Transamerica Life
  Insurance
  1150 S Olive St Ste
  2700
  Los Angeles, CA  90015-
  2211
Citigroup Global Markets
  House..................        Class A              559,694.77      6.21%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Citigroup Global Markets
  House..................        Class B              163,973.01      8.27%
  Attn: Cindy Tempesta
  7(th) Fl
  333 W 34(th) St
  New York, NY  10001-
  2402
Pershing LLC.............        Class B              145,692.61      7.35%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC.............        Class C               53,849.92      7.21%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
AIM Advisors Inc.........  Institutional Class            320.67       100%
  Attn: Corporate
  Controller
  11 E Greenway Plz Ste
  1919
  Houston, TX  77046-1103
Charles Schwab & Co Inc..     Investor Class        3,439,662.86     18.66%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class        1,040,038.25      5.64%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503
AIM UTILITIES FUND
Pershing LLC.............        Class A              856,083.82      7.84%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Pershing LLC.............        Class B              282,717.18     10.88%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
Merrill Lynch............        Class C              138,508.88     12.38%
  4800 Deer Lake Drive
  East
  Jacksonville, FL
  32246-6484
Pershing LLC.............        Class C              120,892.35     10.81%
  1 Pershing Plz
  Jersey City, NJ 07399-
  0001
FIIOC Agent..............  Institutional Class        572,166.70     58.35%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY  41015-
  1987
AIM Income Allocation
  Fund...................  Institutional Class        408,455.96     41.65%
  Omnibus Account
  c/o AIM Advisors
  11 E Greenway Plz Ste
  100
  Houston, TX  77046-1113
Charles Schwab & Co Inc..     Investor Class        1,125,108.85     21.18%
  Special Custody  Acct
  For The
  Exclusive Benefit of
  Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco, CA
  94104-4151
Nat'l Financial Services
  Corp...................     Investor Class          325,075.53      6.12%
  The Exclusive Benefit
  of Cust
  One World Financial
  Center
  200 Liberty Street
  5(th) Fl
  Attn: Kate -- Recon
  New York, NY  10281-
  5503
AIM TREASURER'S SERIES
  TRUST

                                                    NUMBER OF     PERCENT OF
                                                     SHARES          CLASS
NAME OF FUND AND NAME AND                           OWNED OF       OWNED OF
ADDRESS OF RECORD OWNER           CLASS              RECORD        RECORD(1)
-------------------------         -----         ----------------  ----------
PREMIER PORTFOLIO
AIM Fund of Funds........  Institutional Class  1,767,384,997.45     49.70%
  Attn: Brian Smith
  Money Market Portfolio
  Admin.
  11 Greenway Plaza, Ste.
  100
  Houston, TX 77046
Oppenheimer & Co. Inc. ..  Institutional Class    557,465,609.39     15.68%
  125 Broad St. 16(th) Fl
  New York, NY 10004-2400
Guaranty Group...........  Institutional Class    310,867,414.79      8.74%
  Attn: Martha Dunn
  8333 Douglas Ave.
  Dallas, TX 75250
Karen Dunn Kelley........     Investor Class       11,220,135.87      9.88%
  1201 Beechwood Blvd
  Pittsburgh, PA  15206-
  4519
Global Capital Management
  TR.....................     Investor Class        7,570,952.69      6.67%
  Pension Plan
  102 Lighthouse Cir Apt
  D
  Tequesta, FL  33469-
  4701
PREMIER TAX-EXEMPT
  PORTFOLIO
Cantella & Co. ..........  Institutional Class     64,451,400.90     82.58%
  Attn: Amy Webster
  12000 Westeimer, Ste.
  225
  Houston, TX 77072
Morgan Keegan............  Institutional Class     11,287,065.40     14.46%
  315 Deaderick Street,
  4(th) Floor
  Nashville, TN 37237
Hubert L Harris JR &.....     Investor Class        1,893,497.43     10.59%
  Joan C Harris JTWROS
  4606 Polo Ln SE
  Atlanta, GA  30339-5346
Robert W Trudeau
  Trustee................     Investor Class        1,469,954.75      8.22%
  Robert W Trudeau Trust
  2 Parwood Ct
  Johnson City, TN
  37601-2179
L A Idler TR.............     Investor Class        1,137,869.99      6.36%
  2102 W Dry Creek Rd
  Littleton, CO  80120-
  4421
Ralph H or Lynne J
  Jenkins JR JT WROS.....     Investor Class        1,120,191.32      6.27%
  39 Woodcrest Ave
  Atlanta, GA  30309-1535
PREMIER U.S. GOVERNMENT
  MONEY PORTFOLIO
LaSalle Bank.............  Institutional Class    146,895,557.89     89.85%
  135 South LaSalle St.
  Chicago, IL 60603



--------

   (1) The Trusts have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially

                                                                       EXHIBIT K

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.


                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND



NAME OF FUND          BOB R.           FRANK S.          JAMES T.          BRUCE L.         ALBERT R.         JACK M.
(CLASS)                BAKER            BAYLEY             BUNCH           CROCKETT           DOWDEN           FIELDS
------------     ----------------  ----------------  ----------------  ----------------  ---------------  ---------------
AIM COUNSELOR
  SERIES TRUST
  AIM Floating
     Rate
     Fund......                                            $1-$10,000
  AIM Multi-
     Sector
     Fund......                                                         $10,001-$50,000
  AIM Select
     Real
     Estate
     Income
     Fund......                                            $1-$10,000        $1-$10,000
  AIM
     Structured
     Core Fund
  AIM
     Structured
     Growth
     Fund
  AIM
     Structured
     Value
     Fund......                                                                          $10,001-$50,000
AIM
  INTERNATIONAL
  MUTUAL FUNDS
  AIM Asia
     Pacific
     Growth
     Fund......  $50,001-$100,000  $50,001-$100,000                    $50,001-$100,000  $10,001-$50,000    Over $100,000
  AIM European
     Growth
     Fund......                     $10,001-$50,000                                      $10,001-$50,000    Over $100,000
  AIM Global
     Aggressive
     Growth
     Fund......
  AIM Global
     Growth
     Fund......                     $10,001-$50,000
  AIM
     Interna-
     tional
     Core
     Equity
     Fund......                                                        $50,001-$100,000
  AIM
     Interna-
     tional
     Growth
     Fund......                                                              $1-$10,000
AIM SECTOR
  FUNDS
  AIM Energy
     Fund......                                                                          $10,001-$50,000    Over $100,000
  AIM Financial
     Services
     Fund......
  AIM Gold &
     Precious
     Metals
     Fund......
  AIM Leisure
     Fund......                                      $50,001-$100,000                                       Over $100,000
  AIM
     Technology
     Fund......                                       $10,001-$50,000
  AIM Utilities
     Fund
AIM TREASURER'S
  SERIES TRUST
  Premier
     Portfo-
     lio.......
  Premier Tax-
     Exempt
     Portfolio
  Premier U.S.
     Government
     Money
     Portfolio
Aggregate
  Dollar Range
  of Equity
  Securities in
  All
  Registered
  Investment
  Companies
  Overseen By
  Director in
  the AIM Funds
  Complex......      Over $100,00     Over $100,000   Over $100,000(1)  Over $100,000(1)   Over $100,000  Over $100,000(1)
NAME OF FUND           CARL             PREMA            RUTH H.        LEWIS F.          LARRY           RAYMOND        MARTIN L.
(CLASS)             FRISCHLING      MATHAI-DAVIS         QUIGLEY         PENNOCK          SOLL          STICKEL, JR.     FLANAGAN
------------     ---------------  ----------------  ----------------  ------------  ----------------  ---------------  ------------
AIM COUNSELOR
  SERIES TRUST
  AIM Floating
     Rate
     Fund......
  AIM Multi-
     Sector
     Fund......                                                                     $50,001-$100,000  $10,001-$50,000
  AIM Select
     Real
     Estate
     Income
     Fund......                         $1-$10,000                      $1-$10,000   $10,001-$50,000
  AIM
     Structured
     Core Fund
  AIM
     Structured
     Growth
     Fund
  AIM
     Structured
     Value
     Fund......
AIM
  INTERNATIONAL
  MUTUAL FUNDS
  AIM Asia
     Pacific
     Growth
     Fund......    Over $100,000                    $50,001-$100,000    $1-$10,000   $10,001-$50,000
  AIM European
     Growth
     Fund......                   $50,001-$100,000                      $1-$10,000  $50,001-$100,000
  AIM Global
     Aggressive
     Growth
     Fund......    Over $100,000  $50,001-$100,000                                  $50,001-$100,000
  AIM Global
     Growth
     Fund......    Over $100,000
  AIM
     Interna-
     tional
     Core
     Equity
     Fund......  $10,001-$50,000                                        $1-$10,000        $1-$10,000
  AIM
     Interna-
     tional
     Growth
     Fund......    Over $100,000                                        $1-$10,000  $50,001-$100,000
AIM SECTOR
  FUNDS
  AIM Energy
     Fund......                                     $50,001-$100,000                   Over $100,000
  AIM Financial
     Services
     Fund......                                                                      $10,001-$50,000
  AIM Gold &
     Precious
     Metals
     Fund......                                           $1-$10,000                   Over $100,000
  AIM Leisure
     Fund......                                                                     $50,001-$100,000
  AIM
     Technology
     Fund......                                                                     $50,001-$100,000
  AIM Utilities
     Fund
AIM TREASURER'S
  SERIES TRUST
  Premier
     Portfo-
     lio.......                                                                        Over $100,000
  Premier Tax-
     Exempt
     Portfolio
  Premier U.S.
     Government
     Money
     Portfolio
Aggregate
  Dollar Range
  of Equity
  Securities in
  All
  Registered
  Investment
  Companies
  Overseen By
  Director in
  the AIM Funds
  Complex......  Over $100,000(1)  Over $100,000(1)    Over $100,000  Over $100,00   Over $100,000(1)    Over $100,00  Over $100,00
NAME OF FUND     PHILIP A.
(CLASS)            TAYLOR
------------     ---------
AIM COUNSELOR
  SERIES TRUST
  AIM Floating
     Rate
     Fund......
  AIM Multi-
     Sector
     Fund......
  AIM Select
     Real
     Estate
     Income
     Fund......
  AIM
     Structured
     Core Fund
  AIM
     Structured
     Growth
     Fund
  AIM
     Structured
     Value
     Fund......
AIM
  INTERNATIONAL
  MUTUAL FUNDS
  AIM Asia
     Pacific
     Growth
     Fund......
  AIM European
     Growth
     Fund......
  AIM Global
     Aggressive
     Growth
     Fund......
  AIM Global
     Growth
     Fund......
  AIM
     Interna-
     tional
     Core
     Equity
     Fund......
  AIM
     Interna-
     tional
     Growth
     Fund......
AIM SECTOR
  FUNDS
  AIM Energy
     Fund......
  AIM Financial
     Services
     Fund......
  AIM Gold &
     Precious
     Metals
     Fund......
  AIM Leisure
     Fund......
  AIM
     Technology
     Fund......
  AIM Utilities
     Fund
AIM TREASURER'S
  SERIES TRUST
  Premier
     Portfo-
     lio.......
  Premier Tax-
     Exempt
     Portfolio
  Premier U.S.
     Government
     Money
     Portfolio
Aggregate
  Dollar Range
  of Equity
  Securities in
  All
  Registered
  Investment
  Companies
  Overseen By
  Director in
  the AIM Funds
  Complex......     None




--------

   (1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

AIM-PROXY-B

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM FLOATING RATE FUND (THE "FUND")
AIM COUNSELOR SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM MULTI-SECTOR FUND (THE "FUND")
AIM COUNSELOR SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM SELECT REAL ESTATE INCOME FUND (THE "FUND")
AIM COUNSELOR SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM STRUCTURED CORE FUND (THE "FUND")
AIM COUNSELOR SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM STRUCTURED GROWTH FUND (THE "FUND")
AIM COUNSELOR SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM STRUCTURED VALUE FUND (THE "FUND")
AIM COUNSELOR SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM ENERGY FUND (THE "FUND")
AIM SECTOR FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     [ ]       [ ]       [ ]    4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM FINANCIAL SERVICES FUND (THE "FUND")
AIM SECTOR FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Not Applicable                               3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
                                                       on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     [ ]       [ ]       [ ]    4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GOLD & PRECIOUS METALS FUND (THE "FUND")
AIM SECTOR FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to               Not              4.
     "non-diversified" and approve the elimination of a related fundamental investment                     Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM LEISURE FUND (THE "FUND")
AIM SECTOR FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM TECHNOLOGY FUND (THE "FUND")
AIM SECTOR FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction       [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM UTILITIES FUND (THE "FUND")
AIM SECTOR FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset     --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM ASIA PACIFIC GROWTH FUND (THE "FUND")
AIM INTERNATIONAL MUTUAL FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM EUROPEAN GROWTH FUND (THE "FUND")
AIM INTERNATIONAL MUTUAL FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GLOBAL AGGRESSIVE GROWTH FUND (THE "FUND")
AIM INTERNATIONAL MUTUAL FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM GLOBAL GROWTH FUND (THE "FUND")
AIM INTERNATIONAL MUTUAL FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INTERNATIONAL CORE EQUITY FUND (THE "FUND")
AIM INTERNATIONAL MUTUAL FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

AIM INTERNATIONAL GROWTH FUND (THE "FUND")
AIM INTERNATIONAL MUTUAL FUNDS (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction           Not Applicable        3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to          Not Applicable        4.
     "non-diversified" and approve the elimination of a related fundamental investment restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services            Not Applicable        5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B1" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

PREMIER PORTFOLIO (THE "FUND")
AIM TREASURER'S SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

PREMIER TAX-EXEMPT PORTFOLIO (THE "FUND")
AIM TREASURER'S SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)

(AIM INVESTMENTS(R) LOGO)
P.O. BOX 9112
FARMINGDALE, NY 11735

                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                                  INTERNET: Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.
                                                                 TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
                                                                      MAIL: Vote, sign, date and return your proxy by mail.
                                                                 IN PERSON: Vote at the Special Meeting of Shareholders.

                                                                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                        TO BE HELD FEBRUARY 29, 2008

PREMIER U.S. GOVERNMENT MONEY PORTFOLIO (THE "FUND")
AIM TREASURER'S SERIES TRUST (THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                        (ARROW)   NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                                        PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated ______________________


                                                                                  --------------------------------------------------
                                                                                  Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                  THIS PROXY CARD. All joint owners should sign.
                                                                                  When signing as executor, administrator, attorney,
                                                                                  trustee or guardian or as custodian for a minor,
                                                                                  please give full title as such. If a corporation,
                                                                                  limited liability company, or partnership, please
                                                                                  sign in full entity name and indicate the signer's
                                                                                  position with the entity.

(ARROW)                                                                                                (ARROW)   AIM Inv "B" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                     (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   (ARROW)
                                               PLEASE DO NOT USE FINE POINT PENS.

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until              WITHHOLD
     his or her successor is elected and qualified:                                                        AUTHORITY
                                                                                                    FOR     FOR ALL   FOR ALL
(01) Bob R. Baker     (04) Bruce L. Crockett  (07) Martin L. Flanagan (10) Lewis F. Pennock         ALL     NOMINEES  EXCEPT*
(02) Frank S. Bayley  (05) Albert R. Dowden   (08) Carl Frischling    (11) Larry Soll, Ph.D.     --------- --------- ---------
(03) James T. Bunch   (06) Jack M. Fields     (09) Prema Mathai-Davis (12) Raymond Stickel, Jr.     [ ]       [ ]       [ ]    1.
                                                                      (13) Philip A. Taylor

*    TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
     THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

________________________________________________________________________________________________
2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the    FOR     AGAINST   ABSTAIN
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc. INVESCO Asset      --------- --------- ---------
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management          [ ]       [ ]       [ ]    2.
     (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.;
     Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured
     Management, Inc.

3.   To approve changing certain fundamental investment restrictions of the Fund to provide the             AGAINST   ABSTAIN
     Fund with more investment flexibility.                                                       FOR ALL     ALL       ALL
                                                                                                 EXCEPT AS EXCEPT AS EXCEPT AS
3a.  Modification of Fundamental Restriction on   3e.  Modification of Fundamental Restriction   INDICATED INDICATED INDICATED
     Issuer Diversification.                           on Real Estate Investments.               --------- --------- ---------

3b.  Modification of Fundamental Restrictions     3f.  Modification of Fundamental Restriction      [ ]       [ ]       [ ]    3.
     on Issuing Senior Securities and                  on Purchasing or Selling Commodities.
     Borrowing Money.

3c.  Modification of Fundamental Restriction on   3g.  Modification of Fundamental Restriction
     Underwriting Securities.                          on Making Loans.

3d.  Modification of Fundamental Restriction on   3h.  Modification of Fundamental Restriction
     Industry Concentration.                           on Investment in Investment Companies.

________________________________________________________________________________________________
TO VOTE SEPARATELY FOR A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE       FOR     AGAINST   ABSTAIN
SUB-PROPOSAL ON THE LINE PROVIDED AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".              --------- --------- ---------

4.   To approve changing AIM Financial Services Fund's sub-classification from "diversified" to     Not       Not       Not    4.
     "non-diversified" and approve the elimination of a related fundamental investment          Applicable Applicable Applicable
     restriction to provide AIM Financial Services Fund with more investment flexibility.

5.   To approve making the investment objective(s) of AIM Energy Fund, AIM Financial Services       [ ]       [ ]       [ ]    5.
     Fund, AIM Gold & Precious Metals Fund, AIM International Core Equity Fund, AIM Leisure
     Fund, AIM Multi-Sector Fund, AIM Technology Fund, AIM Utilities Fund, Premier Portfolio,
     Premier Tax-Exempt Portfolio, and Premier U.S. Government Money Portfolio non-fundamental.

6.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit    [ ]       [ ]       [ ]    6.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                               AIM Inv "B2" 07 - DH   (ARROW)